CONTENTS
--------------------------------------------------------------------------------

 2  Total Returns and Fund Investment Objectives
 3  Letter to Shareholders
 6  Investment Review: Turner Growth Equity Fund
 8  Investment Review: Turner Midcap Growth Fund
10  Investment Review: Turner Small Cap Growth Fund
12  Investment Review: Turner Ultra Large Cap Growth Fund
14  Financial Statements
33  Report of Independent Auditors

TIP FUNDS
--------------------------------------------------------------------------------

     The TIP Funds offer a series of 12 no-load mutual funds to individual and institutional investors. The minimum initial investment in a TIP Fund for regular accounts is $2,500 and $2,000 for individual retirement accounts. The minimum amount for subsequent investments is $500.

     Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser to five of the TIP Funds. The firm, founded in 1990, invests more than $2 billion in equity, fixed-income, and balanced portfolios on behalf of individuals and institutions. Turner Investment Partners manages the Turner Growth Equity Fund, the Turner Midcap Growth Fund, the Turner Small Cap Growth Fund, the Turner Ultra Large Cap Growth Fund and the Turner Fixed Income Fund. Separate investment firms manage the other seven mutual funds in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     TIP Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-800-224-6312. Or they may write to TIP Funds, Box 419805, Kansas City, Missouri 64141.

TOTAL RETURNS*
--------------------------------------------------------------------------------
Periods ended September 30, 1997
                                        THREE           FIVE
                           ONE          YEARS           YEARS           SINCE
                          YEAR      (ANNUALIZED)    (ANNUALIZED)     INCEPTION**
--------------------------------------------------------------------------------
Turner Growth
   Equity Fund            32.61%        25.28%          19.29%          17.60%+
Turner Midcap
   Growth Fund            43.77            --              --           43.77++
Turner Small Cap
   Growth Fund            16.64         39.74              --           33.53+
Turner Ultra Large
   Cap Growth Fund           --            --              --           22.80++

**Past performance cannot guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**The inception dates for each mutual fund are as follows: Turner Growth Equity
  Fund, March 11, 1992; Turner Midcap Growth Fund, October 1, 1996; Turner Small Cap Growth Fund, February 7, 1994; and Turner Ultra Large Cap Growth Fund, February 1, 1997.
 +Annualized
++Cumulative inception to date

FUND INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
     THE TURNER GROWTH EQUITY FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks that, in the Advisor's opinion, have strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell 1000 Growth Index.
     THE TURNER MIDCAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations between $500 million and $6 billion at the time of purchase that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell Midcap Growth Index.
     THE TURNER SMALL CAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations not exceeding $1 billion that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell 2000 Growth Index.
     THE TURNER ULTRA LARGE CAP GROWTH FUND seeks capital appreciation. It invests primarily in a diversified portfolio of common stocks with market capitalizations exceeding $10 billion at the time of purchase that Turner believes offer strong earnings growth potential. The Fund's economic-sector weightings approximate the sector weightings of the Russell Top 200 Growth Index.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------

A best-of-possible-worlds combination of sustained growth in corporate earnings, generally declining interest rates, a smoothly humming economy, and subdued inflation provided the backdrop for the continuing ascent of the stock market during the 12-month period ended September 30. In this remarkable bull market, where double-digit returns have become seemingly an annual routine, all market-capitalization segments -- small, medium, and large -- flourished.
     For our part, our mutual funds performed well on an ABSOLUTE basis (returns versus historical norms). For the past 12 months, the Turner Growth Equity Fund recorded a total return of 32.61%; the Turner Midcap Growth Fund, 43.77%; and the Turner Small Cap Growth Fund, 16.64%. In its first eight months, our newest fund, the Turner Ultra Large Cap Growth Fund, gained 22.80%. It's a reflection of the extraordinary vitality of this bull market that our funds' gains during this period -- even those of the Ultra Large Cap Fund, in existence for less than a year -- exceeded the long-term compound annual averages for large- or small-company stocks by a minimum of four percentage points, as measured by Ibbotson Associates.
     On a RELATIVE basis (returns versus an appropriate index), our performance has been generally favorable. For the past 12 months, Growth Equity trailed the Russell 1000 Growth Index by 3.7 percentage points; Midcap Growth outperformed the Russell Midcap Growth Index by 14.1 percentage points; and Small Cap Growth underperformed the Russell 2000 Growth Index by 6.7 percentage points. Since its inception, Ultra Large Cap has outperformed the Russell Top 200 Growth Index by
2.7 percentage points and the S&P 500 Index by 0.8 percentage points.

WE RANK WELL VERSUS COMPETITORS
     Another notable measure of performance is how well a mutual fund does versus its peers. In this regard, we have cause for pride: our funds over their entire histories have fared well compared to their peers in the industry. According to data compiled by Lipper Analytical Services, our rankings in each case are in the upper percentiles for the longest applicable time span. In Lipper's Capital Appreciation Funds category, Growth Equity ranks 36th among 76 competing funds for the past five years, Midcap Growth ranks fifth of 247 for the past nine months, Small Cap Growth ranks second of 259 for the past three years, and Ultra Large Cap ranks 263rd of 878 for the past six months.
     Details on the performance and investment strategies of each of our funds begin on page 6.
     As has been the case over the past two and a half years, the same select niche did best: the biggest of the blue-chip stocks, the so-called "New Nifty 50" stocks such as General Electric, Microsoft, Gillette, and Coca-Cola, which by the sheer size of their market capitalizations have exerted a disproportionate influence on the S&P 500's outsized returns. The conventional wisdom is that these larger, more liquid (that is, more easily tradable) stocks have been popular because of investors' belief that they would hold up better than smaller-cap shares if the bull market stumbles. In the capital markets, such a belief tends to be self-reinforcing, and as a result small- and mid-cap stocks' prices in aggregate advanced less spectacularly than those of large-cap stocks over the past 12 months; the small-cap Russell 2000 Index gained 33.19%, 7.3 percentage points less than the large-cap S&P 500, while the Russell Midcap Growth Index returned 29.65%, 10.8 percentage points less than the S&P 500.

Large-cap stocks' performance preeminence may be drawing to a close, however. Since May 1997, for instance, the Russell 2000 Index has outperformed the S&P 500 by 14.0 percentage points, small stocks' best relative performance in years. That's in sharp contrast to their relative performance in the 12-month period ended last April, when the Russell 2000 lagged the S&P 500 by 25 percentage points -- its worst showing in more than 20 years. With smaller and mid-sized stocks starting to come to the fore and with broader market advances taking place, we think perceptive stock selection may matter considerably more than it has in recent years. We welcome the prospect, since picking individual securities is at the heart of our growth-stock investment approach. Indeed, since the founding of our firm in 1990, we have honed our ability to identify for investment the type of companies that we prize: companies with rising earnings estimates and positive earnings surprises.

WE CHERISH EARNINGS PROMISE
     We prize such companies because our approach is predicated on this simple tenet: earnings expectations largely drive stock prices, so stocks with the most promising earnings prospects will tend to perform well over time. Early in the decade we applied that approach to what was then our sole focus, large-cap stocks, but in response to marketplace demand and our own evolution over the years, we have become a growth-stock investment manager with services and expertise that span the gamut of market capitalizations.
     Happily, the rebound in small and mid-sized stocks has coincided with the return to favor of our growth-stock investment approach, which produced particularly strong returns for our mutual funds in the second half of the fiscal year. In an industry in which eternity sometimes appears to extend no further than two quarters, we stuck to our knitting and continued to seek out companies that were the beneficiaries of favorable earnings expectations, even though those companies elicited disappointing investor support until relatively recently.
     Early in 1997, for instance, we witnessed the dismaying spectacle of many smaller growth companies suffering declines of 20% or more in their share prices despite the strength -- and even the improvement -- of their earnings prospects. We drew solace from the knowledge that the market would inevitably recognize the merit of the superior earnings prospects of our holdings and reward them accordingly. At the same time, we were steadfast in resisting the temptation to stray from our established approach and do something -- ANYTHING -- to reverse a temporary shortfall in our investment performance. To succumb to that temptation would, in our view, not only be counter to the long-term interests of the people who have entrusted money to us, it would represent a self-inflicted wound to the central core that defines who we are as an organization. Indeed, our approach is fundamental to us, to our identity and our prospects for investment success over the long term. In short, we knew who we are, and we remained true to ourselves. (To be sure, if you DON'T know who you are, the capital markets are an expensive place to find out).

GROWTH INVESTING MAY TRIUMPH
     Because we remained true to our approach, we think we are now primed to capitalize on the change in market psychology. If past patterns are any criterion, the pendulum may swing to the advantage of growth-stock investing for at least the next two years, and we think our investments are positioned well to reap the benefits.

One final point: we feel compelled to reiterate that the heady performance of stocks in recent years has not been the norm; it has been far ABOVE the norm. For one thing, there hasn't been a true bear market in large stocks in years: the S&P 500 had gone 84 consecutive months -- seven full years -- without even a 10% correction, an unprecedented streak that ended only recently with the massive sell-off in October. For another, equity valuations are generally lofty, as are investor expectations for future returns. More than a few investors believe the generally favorable market conditions that have existed in recent years will continue to prevail -- an attitude known as "anchoring." But the principle of regression to the mean suggests that the stock market's extraordinary returns of recent years won't continue forever.
     Even so, we think our growth style of investing can make money whether broad or narrow segments of the market do in fact come under pressure in the future. As we see it, investing in good companies with favorable earnings outlooks has proved an effective strategy in the long run, no matter what the market may do or which investing style may be in vogue at a given time. We simply want to sound a cautionary note that after 15 years of stock-market largesse, it may be judicious for investors to temper their expectations; coming years may not be as beneficent as the recent past has been.
     As always, we remain committed to our mission of delivering superior investment returns and service to you, our shareholders. And as always, we welcome your questions or comments.



/S/ SIGNATURE
Robert E. Turner
CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS, INC.

INVESTMENT REVIEW
TURNER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
Despite notable volatility, stocks in all capitalization segments generally advanced at double-digit rates in the 12-month period ended September 30, 1997. The Turner Growth Equity Fund profited from such a benign environment, with a total return of 32.61% for the period. The fund's performance, however, fell short of the Russell 1000 Growth Index by 3.7 percentage points and the S&P 500 Index by 7.8 points.
     Growth Equity's shortfall was due primarily to the market's favoring of multinational, mega-capitalization stocks at the expense of lesser-capitalization issues. As is typically the case, more than 50% of our holdings were in the stocks of mid-sized companies (companies with capitalizations ranging from $1.2 billion to $8.4 billion). We owned many of the larger stocks that largely dictate the performance of the Russell 1000 Growth and S&P 500 indexes, but not in large enough proportions to outperform. In short, a company's market capitalization -- rather than a company's growth prospects -- proved a primary determinant of investment performance in this fiscal year, a circumstance that didn't play fully to the strengths of our own growth-investing approach.
     The popularity of indexing (investing by weighting a portfolio to match a broad index so as to replicate its performance) helped fuel the largest stocks' rise. In our estimation, at least 15% of the S&P 500's 40.45% return over the past 12 months is attributable to the impetus of indexing.
     Recently, however, the market's leadership has conspicuously changed: in the third quarter of 1997 small- and mid-capitalization stocks posted returns that in aggregate beat those of large-cap stocks by seven percentage points or more. Our own third-quarter performance reflected the change in market leadership: Growth Equity rose 14.44% -- an advantage of 7.1 percentage points over the S&P 500's results. That shift in leadership, in our judgment, should continue to bode well for the performance of our holdings of smaller-capitalization companies, which have earnings prospects generally superior to those of their larger siblings. Our average investment has a weighted market capitalization of $26.1 billion, versus $55.2 billion for the Russell 1000 Growth Index.
     We think select smaller-cap companies in the technology sector are especially attractive in light of their anticipated earnings growth of more than 20% annually -- a growth rate that other sectors will find tough to match when the economy slows. We also favor certain stocks in the health-care sector, which stand to benefit from an increasingly aged population needing more medical products and services, and the consumer-discretionary sector, which should be enriched by a growing number of affluent households. Nearly half our holdings are invested in the technology and health-care sectors, reflecting our policy of matching our sector weightings to those of the Russell 1000 Growth Index.
     Altogether, the growth prospects of our holdings are appealing: earnings per share for the companies we own are expected to climb 27% in 1998, according to analysts' consensus forecasts compiled by I/B/E/S Inc.

PORTFOLIO MANAGER

     ROBERT E. TURNER, founder and chairman of Turner Investment Partners, has managed the Growth Equity Fund since its inception in 1992. A chartered financial analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University and has 16 years of investment experience.

                     COMPARISON OF CHANGE IN THE VALUE OF A
                        $100,000 INVESTMENT IN THE TURNER
                         GROWTH EQUITY FUND, VERSUS THE
                          S&P 500 INDEX AND THE RUSSELL
                                1000 GROWTH INDEX

-----------------------------------------------
           Annualized  Annualized  Annualized
  One-Year Three-Year   Five-Year   Inception
   Return    Return      Return    to Date (1)
-----------------------------------------------
   32.61%    25.28%      19.29%      17.60%
-----------------------------------------------

[LINE GRAPH OMITTED]
          Turner Growth   S&P 500  Russell 1000
           Equity Fund     Index   Growth Index
3/31/92      100,000      100,000     100,000
9/30/92      100,550      105,110     103,260
9/30/93      127,340      118,710     109,430
9/30/94      123,520      123,090     115,830
9/30/95      149,000      159,650     153,120
9/30/96      183,140      192,090     185,880
9/30/97      242,862      269,760     253,357

These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Growth Equity Fund began operations on March 11, 1992.

INVESTMENT REVIEW
TURNER MIDCAP GROWTH FUND
--------------------------------------------------------------------------------

In its first year, the Turner Midcap Growth Fund got a fast start out of the gate: for the past 12 months ended September 30, 1997, the fund bounded to a total return of 43.77%, a differential of 14.1 percentage points over the Russell Midcap Growth Index's results. The fund's performance was such that it even exceeded the 40.45% gain of the S&P 500 Index, the best-performing major index over the past 12 months.
     Midcap Growth's gains accelerated as the fiscal year progressed, as mid-cap companies' generally robust profit growth was rewarded increasingly by investors. Indeed, if the current business expansion has been called the Goldilocks economy -- not too strong or too weak, but just right -- mid-cap companies might be similarly called Goldilocks companies at this juncture: they offer a desirable combination of not too much share-price volatility, not too much foreign-exchange exposure, and just-right growth prospects, i.e., double-digit earnings expectations. Indeed, we are especially interested in investing in companies with capitalizations of about $1 billion that can increase their valuations five- or tenfold. About 20% of our holdings have market capitalizations below $1.2 billion, and our weighted average market capitalization is $3.6 billion.
     In the past 12 months, nine of our 10 sector investments outperformed the Russell Midcap Growth Index's aggregate return. Especially successful were our investments in the producer-durables, technology, utilities, and autos/transportation sectors. Less successful was our position in materials/processing, which failed to beat the index.
     We think our holdings' fundamentals are attractive now; the companies we own are projected to increase their earnings per share by 30% in 1998, versus just a 24% growth projection for the Russell Midcap Growth Index. Nearly 50% of our holdings have rising earnings estimates. The fund's average price/earnings multiple based on 1998 earnings is 24, versus 21 for the index, a modest premium, given our investments' growth prospects.
     We now are invested in about 95 stocks, up slightly from before. In terms of sector weightings, consumer-discretionary and technology amount to our two biggest positions, representing about 46% of the fund's assets. Another 21% of assets is invested in the financial-services and health-care sectors. All our sector weightings mirror the Russell Midcap Growth sector weightings -- a longstanding "sector-neutral" policy that in our estimation helps us to manage risks posed by the economy; that policy rests on the premise that if one sector of the economy should falter, the impact tends to be blunted by our market-weighted investments in the other sectors.

PORTFOLIO MANAGERS

     CHRISTOPHER K. MCHUGH has co-managed the Turner Midcap Growth Fund since its inception last year. Chris joined Turner Investment Partners when it was founded in 1990 and previously held a position as performance specialist at Provident Capital Management. He earned a bachelor's degree at the Philadelphia College of Textiles and Science and an MBA degree at St. Joseph's University. He has 11 years of investment experience and is a principal at Turner.
     WILLIAM H. CHENOWETH has served as co-manager of the Turner Midcap Growth Fund since its inception. Before joining Turner Investment Partners in 1993, he was second vice president at Jefferson-Pilot Corporation. A chartered financial analyst, Bill received bachelor's and MBA degrees from Emory University. He has 12 years of investment experience and is a principal at Turner.

           COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT
    IN THE TURNER MIDCAP GROWTH FUND, VERSUS THE RUSSELL MIDCAP GROWTH INDEX

-------------
 Cumulative
  Inception
 to Date (1)
-------------
   43.77%
-------------

[LINE GRAPH OMITTED]
          Turner Midcap Growth Fund    Russell Midcap Growth Index
10/31/96            100,000                       100,000
9/30/97             142,485                       131,177

These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Midcap Growth Fund began operations on October 1, 1996.

INVESTMENT REVIEW
TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

The performance of the Turner Small Cap Growth Fund during the 12 months ended September 30, 1997, was a marked study in contrasts. Small Cap Growth fell 19.53% in the first half of the fiscal year, then rebounded strongly in the second half to finish with a soundly positive return of 16.64%. Even so, the fund's results for the entire period trailed those of the Russell 2000 Growth Index by 6.7 percentage points.
     Small Cap Growth's performance was impaired primarily by the market's aversion to growth stocks in the first half of the fiscal year. Value indexes outperformed slumping growth indexes by 20 percentage points in the first half, and in the process the price/earnings multiples of many of our holdings contracted sharply. The growth companies that we held did exactly what we expected them to do: generate superior earnings growth. As in the past, we perceptively picked companies with strong earnings patterns, but unfortunately it was one of those aberrant times in the market when our efforts were largely for naught: our growth shares weren't spared from the general carnage wreaked on the growth segment of the market.
     The contraction in multiples was in fact part of a longer-term trend begun in June 1996, when small-cap stocks' valuations had skyrocketed to historically rich levels -- e. g., price/earnings ratios routinely were double the companies' growth rates. By April 1997, however, those once-lofty valuations had dropped with a vengeance, especially in relation to those of large-cap stocks. When small stocks' relative valuations have been so compellingly low in the past, their return potential has usually been compellingly high. And that again was the case. In May alone the small-cap Russell 2000 Index soared 11%, its best month in more than six years, and went on to return 33.14% for the final five months of the fiscal year. As is typical in such a robust market, our own holdings surged powerfully, up 43.68% in that five-month period.
     We think the rally in smaller stocks -- particularly small GROWTH stocks -- is not over yet. For one thing, even with their recent appreciation, small stocks' valuations are still below average relative to those of large stocks. For another, year-over-year profit growth for large-cap companies began to slacken in 1997's second quarter, due to an erosion of their international earnings by the strong dollar. In contrast, small-cap companies, with modest or nonexistent overseas businesses, have a relative immunity to the negative foreign-exchange consequences of a strong dollar. Consequently, we think small companies that can continue increasing earnings at rates of 20% or more will likely be rewarded with higher multiples. Our holdings are trading at just 25 times their expected earnings growth rate of 34% next year, according to I/B/E/S Inc. data. As such, they hold considerable potential for acquiring higher multiples, in our opinion.
     Our two largest sector weightings, approximating the 40% sector weightings of the Russell 2000 Growth Index, are technology and consumer discretionary.

PORTFOLIO MANAGER
     WILLIAM H. CHENOWETH has managed the Turner Small Cap Growth Fund since its inception in 1994. Before joining Turner Investment Partners in 1993, he was second vice president at Jefferson-Pilot Corporation. A chartered financial analyst, Bill received bachelor's and MBA degrees from Emory University. He has 12 years of investment experience and is a principal at Turner.

        COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE
              TURNER SMALL CAP GROWTH FUND, VERSUS THE RUSSELL 2000
                     GROWTH INDEX AND THE RUSSELL 2500 INDEX

------------------------------------
            Annualized  Annualized
  One-Year  Three-Year   Inception
   Return     Return    to Date (1)
------------------------------------
   16.64%     39.74%      33.53%
------------------------------------

[LINE GRAPH OMITTED]
          Turner Small Cap   Russell 2500    Russell 200
            Growth Fund          Index       Growth Index
2/28/94      100,000            100,000        100,000
9/30/94      103,030             98,350         96,180
9/30/95      158,120            123,420        123,280
9/30/96      241,030            142,960        138,810
9/30/97      281,140            192,000        171,230

These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Small Cap Growth Fund began operations on February 7, 1994.

INVESTMENT REVIEW
TURNER ULTRA LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

The largest of the large-cap stocks have been the market's darlings for most of 1997. In the eight-month period ended September 30, 1997 that the Turner Ultra Large Cap Growth Fund has been in existence, shares of the corporate behemoths constituting the Russell Top 200 Growth Index (which has a weighted average market capitalization of $64.7 billion) climbed 20.12% in aggregate. Meanwhile, the S&P 500 Index rose 22.02%. The Turner Ultra Large Cap Growth Fund did better than either benchmark, gaining 22.80%.
     Ultra Large Cap Growth opened inauspiciously in February 1997, a time when large-cap stocks were reeling. Among other things, investors were jittery about above-average equity valuations. Late in the month, Federal Reserve Chairman Alan Greenspan contributed to the market's jitters with his much-chronicled cautionary comments about the capital markets; among other things, he suggested that the stock prices might be permeated by "excessive optimism." That pronouncement, along with a subsequent quarter-point increase in short-term rates by the Fed, helped send stocks tumbling; at one point in the first quarter of 1997 the S&P 500 Index fell more than seven percentage points and the Russell Top 200 Growth Index about five percentage points.
     The decline was arrested, however, by a sustained sequence of good news:
S&P 500 companies reported aggregate first-quarter earnings increases of 14%, interest rates fell across the board, inflation remained well below 3%, and second-quarter earnings growth was expected to be favorable. As a result, share prices of market leaders like Microsoft, which had fallen 10%, soared 30% from the end of March to May. Later, when earnings began to show sporadic signs of weakening, investors gravitated to small- and mid-cap stocks. But overall the price trend in large-cap stocks was up strongly. The idea that price dips provide buying opportunities proved deeply embedded in investors' psyches; every time large stocks declined, a rebound ensued. Also, heavy mutual-fund inflows and a continuing acquisition boom that reduced the supply of outstanding stock bolstered share prices.
     For the 12-month period, our best-performing investments were in the technology, financial-services, and producer-durables sectors, all of which outperformed the Russell Top 200 Growth Index. Our positions in autos/transportation and utilities underperformed.
     Despite worries about the waning market leadership of larger stocks, we remain sanguine about the prospects for our own holdings. The companies in which we are invested are expected to increase their earnings per share by 20.7% on average next year, according to I/B/E/S Inc. consensus forecasts. That earnings power is based on certain key strengths that should enable large companies to continue prospering in markets around the world: vast economies of scale, financial resources, and marketing expertise, plus an unrivaled ability to create innovative, needed products and services. About 70% of the fund's assets are invested in the technology, health-care, and consumer-staples sectors, in line with the weightings of the Russell Top 200 Growth Index.

PORTFOLIO MANAGER
     JOHN F. HAMMERSCHMIDT has served as co-manager of the Turner Ultra Large Cap Growth Fund since its inception in 1997. He joined Turner Investment Partners in 1992. Previously John was vice president of government securities trading with S. G. Warburg. He holds a bachelor's degree from Lehigh University and an MBA degree from Duke University. He has 13 years of investment experience and is a principal at Turner.
     ROBERT E. TURNER, founder and chairman of Turner Investment Partners, has co-managed Ultra Large Cap Growth since its inception. A chartered financial analyst, Bob previously was senior investment manager with Meridian Investment Company. He earned bachelor's and MBA degrees at Bradley University and has 16 years of investment experience.

        COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT IN THE TURNER ULTRA LARGE CAP GROWTH FUND, VERSUS THE RUSSELL TOP 200 GROWTH INDEX

-------------
 Cumulative
  Inception
 to Date (1)
-------------
   22.80%
-------------

[LINE GRAPH OMITTED]
       Turner Ultra Large Cap     Russell Top 200
            Growth Fund            Growth Index
1/31/97      100,000                  100,000
9/30/97      123,415                  120,130

These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1997

                                                 Market
                                                 Value
TURNER GROWTH EQUITY FUND           Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (100.4%)
APPAREL/TEXTILES (0.6%)
   Unifi                            13,670    $    560
                                              --------
AUTOMOTIVE (0.5%)
   Federal-Mogul                    13,290         493
                                              --------
BANKS (2.4%)
   First Union                      14,700         736
   NationsBank                      17,460       1,080
   Washington Mutual                 8,230         574
                                              --------
                                                 2,390
                                              --------
BEAUTY PRODUCTS (2.7%)
   Colgate-Palmolive                15,330       1,068
   Procter & Gamble                 23,380       1,615
                                              --------
                                                 2,683
                                              --------
BROADCASTING, NEWSPAPERS, AND ADVERTISING (0.5%)
   Clear Channel Communications*     7,170         465
                                              --------
CHEMICALS (1.0%)
   E.I. duPont de Nemours           15,540         957
                                              --------
COMMUNICATIONS EQUIPMENT (2.5%)
   Bay Networks*                    26,260       1,014
   Ciena*                           15,100         748
   Ultratech Stepper*               20,380         693
                                              --------
                                                 2,455
                                              --------
COMPUTERS AND SOFTWARE SERVICES (19.8%)
   America Online*                  12,370         933
   Autodesk                         16,690         757
   Cadence Design Systems*          14,110         755
   Cisco Systems*                   19,450       1,421
   Compaq Computer*                 26,600       1,988
   Compuware*                       11,880         719
   Hewlett-Packard                  25,080       1,745
   IBM                              12,560       1,331
   Jabil Circuit*                    8,260         541
   J.D. Edwards*                    16,920         567
   Microsoft*                       20,450       2,706
   Network Appliance*               12,010         652
   Peoplesoft*                      13,070         781
   Sci Systems*                     20,300       1,006
   Storage Technology*              15,635         748

                                                Market
                                                 Value
                                    Shares       (000)
------------------------------------------------------
   Stratus Computer*                19,600    $    948
   Unisys*                          34,490         528
   Viasoft*                         12,960         642
   Wind River Systems*              12,140         501
   Yahoo*                            9,190         461
                                              --------
                                                19,730
                                              --------
DRUGS (8.3%)
   Bristol-Myers Squibb             23,990       1,985
   Centocor*                        10,830         515
   Eli Lilly                        17,400       2,096
   Merck                            21,230       2,122
   Warner Lambert                   11,230       1,515
                                              --------
                                                 8,233
                                              --------
ELECTRICAL SERVICES (0.1%)
   AES*                              1,280          56
                                              --------
ENVIRONMENTAL SERVICES (2.0%)
   Republic Industries*             25,140         828
   USA Waste Services*              29,416       1,173
                                              --------
                                                 2,001
                                              --------
FINANCIAL SERVICES (2.1%)
   Associates First Capital         16,420       1,022
   Morgan Stanley, Dean Witter,
     Discover                       20,150       1,089
                                              --------
                                                 2,111
                                              --------
FOOD, BEVERAGE, AND TOBACCO (7.2%)
   Archer-Daniels-Midland           51,940       1,243
   Canandaigua Wine, Cl A*          11,120         524
   Conagra                          14,830         979
   CPC International                 9,590         888
   Interstate Bakeries              10,970         752
   Kellogg                          29,150       1,228
   Quaker Oats                      21,000       1,058
   Tyson Foods                      21,990         515
                                              --------
                                                 7,187
                                              --------
HOTELS AND LODGING (2.4%)
   HFS*                             17,570       1,308
   Hilton Hotels                    32,590       1,098
                                              --------
                                                 2,406
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1997

                                                Market
TURNER GROWTH EQUITY FUND                        Value
(Continued)                         Shares       (000)
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.8%)
   Clorox                           11,060    $    820
                                              --------
INSURANCE (2.9%)
   American International Group      9,600         991
   Conseco                          19,820         967
   SunAmerica                       22,995         901
                                              --------
                                                 2,859
                                              --------
MACHINERY (2.4%)
   Applied Materials*               15,590       1,485
   Tyco International Limited       10,500         862
                                              --------
                                                 2,347
                                              --------
MEASURING DEVICES (0.6%)
   KLA Instruments*                  9,240         624
                                              --------
MEDICAL PRODUCTS AND SERVICES (7.3%)
   Beverly Enterprises*             44,730         777
   Depuy*                           19,330         517
   Health Management
     Associates, Cl A*              16,100         509
   Healthsouth Rehabilitation*      27,490         734
   Medtronic                        26,520       1,246
   Phycor*                          34,130         992
   Renal Treatment Centers*         27,570         980
   Tenet Healthcare*                27,800         810
   Universal Health Services*       16,260         703
                                              --------
                                                 7,268
                                              --------
MISCELLANEOUS BUSINESS SERVICES (3.6%)
   Electronics for Imaging*         14,260         727
   Fiserv*                          12,400         544
   HBO                              43,560       1,644
   Teradyne*                        12,250         659
                                              --------
                                                 3,574
                                              --------
MISCELLANEOUS CONSUMER SERVICES (0.5%)
   Accustaff*                       16,440         518
                                              --------
MISCELLANEOUS MANUFACTURING (0.5%)
   Blyth Industries*                19,020         533
                                              --------

                                                Market
                                                 Value
                                    Shares       (000)
------------------------------------------------------
PAPER AND PAPER PRODUCTS (1.3%)
   Champion International            8,220    $    501
   Georgia-Pacific                   7,730         807
                                              --------
                                                 1,308
                                              --------
PETROLEUM AND FUEL PRODUCTS (2.4%)
   EVI*                              8,190         524
   Ocean Energy*                    19,000       1,311
   Santa Fe International*          13,070         608
                                              --------
                                                 2,443
                                              --------
PRINTING AND PUBLISHING (0.8%)
   Time Warner                      14,210         770
                                              --------
PROFESSIONAL SERVICES (0.5%)
   Corrections of America*          11,780         512
                                              --------
RETAIL (10.4%)
   Alberto Culver, Cl A             27,970         724
   Borders Group*                   17,190         473
   Circuit City Stores              17,000         685
   CKE Restaurants                  24,380       1,024
   CompUSA*                         23,630         827
   CVS                              12,850         731
   Dollar Tree Stores*              11,820         497
   Gap                              14,770         739
   General Nutrition*               24,950         727
   Home Depot                       14,075         734
   PepsiCo                          41,170       1,670
   Walgreen                         38,240         980
   Whole Foods Market*              13,480         521
                                              --------
                                                10,332
                                              --------
SEMICONDUCTORS/INSTRUMENTS (7.7%)
   Atmel*                           33,930       1,236
   Cypress Semiconductor*           41,190         638
   Intel                            22,840       2,108
   Lam Research*                    20,400         949
   Maxim Integrated Products*       10,920         780
   Rambus*                           9,030         502
   Texas Instruments                10,650       1,439
                                              --------
                                                 7,652
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1997

                                  Shares/Face   Market
TURNER GROWTH EQUITY FUND           Amount       Value
(Concluded)                          (000)       (000)
-------------------------------------------------------
STEEL AND STEEL WORKS (0.9%)
   Ispat International NV, Cl A,
     ADR*                           33,420    $    957
                                              --------
TELEPHONES AND TELECOMMUNICATION (2.4%)
   Qwest Communications
     International*                 10,940         505
   Teleport Communications
     Group*                         14,270         640
   WorldCom*                        36,150       1,279
                                              --------
                                                 2,424
                                              --------
TESTING LABORATORIES (0.9%)
   Quintiles Transnational*         11,040         930
                                              --------
WHOLESALE (2.4%)
   Cardinal Health                  11,110         789
   Safeway*                         29,340       1,595
                                              --------
                                                 2,384
                                              --------
TOTAL COMMON STOCKS
   (Cost $80,328)                               99,982
                                              --------

REPURCHASE AGREEMENT (1.3%)
   Lehman Brothers
     6.05%, dated 09/30/97, matures
     10/01/97, repurchase price
     $1,264,860 (collateralized by
     various GNMA obligations,
     total par value $1,261,042,
     7.50%, matures 09/15/27:
     total market value $1,289,941)  $1,265      1,265
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,265)                                 1,265
                                              --------
TOTAL INVESTMENTS (101.7%)
   (Cost $81,593)                              101,247
                                              --------
OTHER ASSETS AND LIABILITIES, NET (-1.7%)       (1,657)
                                              --------

                                                Market
                                                 Value
                                                 (000)
-------------------------------------------------------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 5,986,325 outstanding
     shares of beneficial interest             $58,320
   Accumulated net realized gain
     on investments                             21,624
   Net unrealized appreciation
     of investments                             19,646
                                               -------
TOTAL NET ASSETS (100.0%)                      $99,590
                                               =======
   Net Asset Value, Offering and
     Redemption Price Per Share                $ 16.64
                                               =======

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                TIP FUNDS
September 30, 1997

                                                Market
                                                 Value
TURNER MIDCAP GROWTH FUND           Shares       (000)
-------------------------------------------------------
COMMON STOCKS (75.2%)
APPAREL/TEXTILES (2.3%)
   Ralph Lauren*                     1,520    $     40
   Tommy Hilfiger*                     858          43
   Unifi                               800          33
                                              --------
                                                   116
                                              --------
AUTOMOTIVE (3.2%)
   Avis Rent A Car*                  4,060          97
   Federal-Mogul                       917          34
   Lear*                               720          35
                                              --------
                                                   166
                                              --------
BANKS (2.5%)
   H.F. Ahmanson                       470          27
   Northern Trust                      852          50
   Washington Mutual                   767          53
                                              --------
                                                   130
                                              --------
BROADCASTING, NEWSPAPERS, AND ADVERTISING (1.8%)
   Clear Channel Communications*       630          41
   Outdoor Systems*                  1,889          50
                                              --------
                                                    91
                                              --------
CHEMICALS (1.0%)
   Cytec Industries*                   550          26
   Solutia*                          1,340          27
                                              --------
                                                    53
                                              --------
COMMUNICATIONS EQUIPMENT (1.7%)
   Ciena*                              860          43
   Ultratech Stepper*                1,243          42
                                              --------
                                                    85
                                              --------
COMPUTERS AND SOFTWARE SERVICES (8.5%)
   Bay Networks*                     1,015          39
   BEA Systems*                      1,750          31
   Compuware*                          625          38
   Jabil Circuit*                      440          29
   J.D. Edwards*                     1,310          44
   Peoplesoft*                         598          36
   Sci Systems*                        920          46
   Storage Technology*                 660          32
   Stratus Computer*                   805          39

                                                Market
                                                 Value
                                    Shares       (000)
------------------------------------------------------
   Viasoft*                            647     $    32
   Wind River Systems*                 791          33
   Yahoo*                              750          38
                                              --------
                                                   437
                                              --------
DRUGS (0.6%)
   Centocor*                           655          31
                                              --------
ELECTRICAL SERVICES (0.7%)
   AES*                                800          35
                                              --------
ENVIRONMENTAL SERVICES (1.7%)
   Allied Waste Industries*          2,570          49
   USA Waste Services*                 987          39
                                              --------
                                                    88
                                              --------
FINANCIAL SERVICES (1.0%)
   Ocwen Financial*                  1,185          50
                                              --------
FOOD, BEVERAGE, AND TOBACCO (3.1%)
   Canandaigua Wine, Cl A*           1,025          48
   Interstate Bakeries                 530          36
   Quaker Oats                         700          35
   Tyson Foods                       1,845          43
                                              --------
                                                   162
                                              --------
HOTELS AND LODGING (0.8%)
   Signature Resorts*                  900          43
                                              --------
HOUSEHOLD PRODUCTS (0.6%)
   Clorox                              436          32
                                              --------
INSURANCE (4.4%)
   Ace Limited                         430          40
   Conseco                             778          38
   Frontier Insurance Group          1,035          39
   Hartford Life, Cl A*                734          28
   Oxford Health Plans*                400          30
   SunAmerica                        1,311          51
                                              --------
                                                   226
                                              --------
MEASURING DEVICES (1.1%)
   KLA Instruments*                    845          57
                                              --------
MEDICAL PRODUCTS AND SERVICES (4.1%)
   Beverly Enterprises*              2,880          50
   Healthsouth Rehabilitation*         590          16

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                TIP FUNDS
September 30, 1997

                                                Market
TURNER MIDCAP GROWTH FUND                        Value
(Continued)                         Shares       (000)
------------------------------------------------------
   Phycor*                           1,110    $     32
   Sofamor Danek Group*                730          42
   Total Renal Care Holdings*          825          41
   Universal Health Services*          661          29
                                              --------
                                                   210
                                              --------
MISCELLANEOUS BUSINESS SERVICES (3.5%)
   Electronics for Imaging*            550          28
   HBO                               1,310          49
   PRI Automation*                     885          52
   Teradyne*                           935          50
                                              --------
                                                   179
                                              --------
MISCELLANEOUS CONSUMER SERVICES (0.7%)
   Accustaff*                        1,173          37
                                              --------
PAPER AND PAPER PRODUCTS (2.7%)
   Bemis                               891          40
   Bowater                             960          49
   Champion International              811          49
                                              --------
                                                   138
                                              --------
PETROLEUM AND FUEL PRODUCTS (4.3%)
   BJ Services*                        465          35
   EVI*                                630          40
   Global Industries*                1,501          60
   Ocean Energy*                       758          52
   Santa Fe International*             770          36
                                              --------
                                                   223
                                              --------
PETROLEUM REFINING (0.7%)
   Tosco                             1,033          36
                                              --------
PRINTING AND PUBLISHING (1.3%)
   CMP Media, Cl A*                  1,200          30
   Valassis Communications*          1,240          40
                                              --------
                                                    70
                                              --------
PROFESSIONAL SERVICES (2.4%)
   Apollo Group, Cl A*                 781          33
   Corrections of America*           1,117          49
   Sylvan Learning Systems*            880          39
                                              --------
                                                   121
                                              --------

                                                Market
                                                 Value
                                    Shares       (000)
------------------------------------------------------
RETAIL (8.6%)
   Bed Bath & Beyond*                1,160    $     41
   Borders Group*                    1,275          35
   Circuit City Stores               1,000          40
   CKE Restaurants                   1,015          43
   CompUSA*                          1,441          50
   CVS                                 562          32
   Dollar Tree Stores*                 920          39
   General Nutrition*                1,280          37
   Papa John's International*          920          31
   Rite Aid                            795          44
   Williams Sonoma*                  1,132          48
                                              --------
                                                   440
                                              --------
SEMICONDUCTORS/INSTRUMENTS (4.9%)
   Analog Devices*                     972          33
   Atmel*                              815          30
   Cypress Semiconductor*            2,049          32
   Lam Research*                       970          45
   Microchip Technology*               830          37
   Rambus*                             660          37
   VLSI Technology*                  1,110          39
                                              --------
                                                   253
                                              --------
SPECIALTY MACHINERY (0.7%)
   Cooper Cameron*                     484          35
                                              --------
STEEL AND STEEL WORKS (1.7%)
   Ispat International NV,
     Cl A, ADR*                      1,425          41
   Steel Dynamics*                   2,079          49
                                              --------
                                                    90
                                              --------
TELEPHONES AND TELECOMMUNICATION (3.1%)
   Nextlink Communications*          2,040          49
   Premiere Technologies*              910          31
   Qwest Communications
     International*                    850          39
   Tel-Save Holdings*                1,720          41
                                              --------
                                                   160
                                              --------
WHOLESALE (1.5%)
   Amerisource Health*                 457          27
   Cardinal Health                     705          50
                                              --------
                                                    77
                                              --------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS/STATEMENT OF NET ASSETS                        TIP FUNDS
September 30, 1997

                                     Face       Market
TURNER MIDCAP GROWTH FUND           Amount       Value
(Concluded)                          (000)       (000)
------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $3,537)                                $3,871
                                                ------

REPURCHASE AGREEMENT (11.8%)
   Lehman Brothers
     5.36%, dated 09/30/97, matures
     10/01/97, repurchase price
     $605,075 (collateralized by U.S.
     Treasury Bond, par value
     $493,249, 10.00%, matures
     05/15/10: market value
     $623,497)                        $605         605
                                                ------
TOTAL REPURCHASE AGREEMENT
   (Cost $605)                                     605
                                                ------
TOTAL INVESTMENTS (87.0%)
   (Cost $4,142)                                $4,476
                                                ======

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
                                                Market
TURNER SMALL CAP                                 Value
GROWTH FUND                         Shares       (000)
------------------------------------------------------
COMMON STOCKS (98.3%)
AIR TRANSPORTATION (0.4%)
   Mesaba Holdings*                 32,430    $    671
                                              --------
APPAREL/TEXTILES (1.4%)
   Interface                        34,000         990
   Tommy Hilfiger*                  22,685       1,133
                                              --------
                                                 2,123
                                              --------
AUTOMOTIVE (0.6%)
   Federal-Mogul                    24,430         907
                                              --------
BANKS (2.3%)
   Astoria Financial                25,570       1,286
   Golden State Bancorp*            44,100       1,317
   Sovereign Bancorp                48,700         852
                                              --------
                                                 3,455
                                              --------
BEAUTY PRODUCTS (0.4%)
   Alberto-Culver, Cl B             21,810         664
                                              --------
BROADCASTING, NEWSPAPERS, AND ADVERTISING (1.7%)
   Chancellor Media, Cl A*          31,900       1,679
   Universal Outdoor Holdings*      25,520         957
                                              --------
                                                 2,636
                                              --------
CHEMICALS (0.9%)
   H.B. Fuller                      13,670         741
   OM Group                         14,090         563
                                              --------
                                                 1,304
                                              --------
COMMUNICATIONS EQUIPMENT (3.3%)
   Inter-Tel                        26,300       1,394
   P-Com*                           48,900       1,170
   Powerwave Technologies*          20,140         780
   Ultratech Stepper*               48,669       1,655
                                              --------
                                                 4,999
                                              --------
COMPUTERS AND SOFTWARE SERVICES (8.3%)
   Aspect Development*              28,110       1,154
   Aspen Technology*                22,742         799
   Avid Technology*                 34,700       1,128
   Box Hill Systems*                41,300         723
   Excite*                          49,520       1,410
   Jabil Circuit*                   21,440       1,404
   Network Appliance*               32,430       1,759

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1997

                                                Market
TURNER SMALL CAP                                 Value
GROWTH FUND (Continued)             Shares       (000)
------------------------------------------------------
   Saville Systems Ireland, ADR*    14,950    $  1,050
   Security Dynamics Technology*    31,600       1,173
   Viasoft*                         20,910       1,035
   Wind River Systems*              27,175       1,121
                                              --------
                                                12,756
                                              --------
DRUGS (2.8%)
   Dura Pharmaceuticals*            33,000       1,440
   Medicis Pharmaceutical, Cl A*    29,520       1,354
   Parexel International*           38,270       1,512
                                              --------
                                                 4,306
                                              --------
ENERGY AND POWER (0.4%)
   Comfort Systems USA*             35,100         671
                                              --------
ENTERTAINMENT (0.5%)
   Bally Total Fitness*             45,950         793
                                              --------
ENVIRONMENTAL SERVICES (1.0%)
   Allied Waste Industries*         80,750       1,544
                                              --------
FINANCIAL SERVICES (3.8%)
   Amresco                          48,600       1,804
   Imperial Credit Industries*      48,824       1,294
   Metris*                          22,070         956
   Ocwen Financial*                 17,700         746
   The Money Store                  34,271         977
                                              --------
                                                 5,777
                                              --------
FOOD, BEVERAGE, AND TOBACCO (1.0%)
   Morningstar Group*               14,260         613
   Suiza Foods*                     17,590         906
                                              --------
                                                 1,519
                                              --------
HOTELS AND LODGING (0.9%)
   Signature Resorts*               30,470       1,447
                                              --------
HOUSEHOLD FURNITURE AND FIXTURES (0.7%)
   Ethan Allen Interiors            35,900       1,113
                                              --------
INSURANCE (3.7%)
   Coventry*                        50,520         834
   Executive Risk                   20,120       1,376
   Frontier Insurance Group         23,200         882
   Mutual Risk Management           22,230       1,130
   Protective Life                  17,300         874
   Vesta Insurance Group            10,160         579
                                              --------
                                                 5,675
                                              --------

                                                Market
                                                 Value
                                    Shares       (000)
------------------------------------------------------
MACHINERY (4.9%)
   Camco International              18,350    $  1,280
   Cooper*                          40,300       1,481
   DII Group*                       31,210       1,023
   Kuhlman                          32,280       1,162
   Magnetek*                        58,840       1,316
   SPX                              21,420       1,256
                                              --------
                                                 7,518
                                              --------
MEDICAL PRODUCTS AND SERVICES (9.7%)
   ATL Ultrasound*                  26,630       1,245
   Coast Dental Services*           23,720         706
   Concentra Managed Care*          46,477       1,641
   ESC Medical Systems*             37,800       1,422
   Hanger Orthopedic Group*         47,020         702
   Henry Schein*                    30,600       1,094
   National Surgery Centers*        52,797       1,148
   Pediatrix Medical Group*         30,000       1,324
   Renal Treatment Centers*         37,500       1,334
   Sofamor Danek Group*             20,170       1,152
   Total Renal Care Holdings*       27,087       1,354
   Universal Health Services, Cl B* 39,780       1,720
                                              --------
                                                14,842
                                              --------
METALS AND MINING (0.6%)
   Titanium Metals*                 23,600         879
                                              --------
MISCELLANEOUS BUSINESS SERVICES (6.0%)
   Arbor Software*                  24,650       1,142
   Cognex*                          59,040       1,941
   Concord EFS*                     38,219       1,032
   Maximus*                         25,100         726
   NCO Group*                       22,310         825
   PMT Services*                    58,272         903
   PRI Automation*                  28,810       1,685
   Vincam Group*                    31,900         917
                                              --------
                                                 9,171
                                              --------
MISCELLANEOUS CONSUMER SERVICES (0.4%)
   Sunrise Assisted Living*         16,800         607
                                              --------
MISCELLANEOUS MANUFACTURING (2.4%)
   Chicago Miniature Lamp*          36,820       1,224
   Kaydon                           13,210         793
   Southdown                        29,610       1,617
                                              --------
                                                 3,634
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                                TIP FUNDS
September 30, 1997

                                                Market
TURNER SMALL CAP                                 Value
GROWTH FUND (Continued)             Shares       (000)
-------------------------------------------------------
PAPER AND PAPER PRODUCTS (1.5%)
   Bowater                          14,700    $    750
   Buckeye Cellulose*               21,342         860
   Gaylord Container*               80,810         687
                                              --------
                                                 2,297
                                              --------
PETROLEUM AND FUEL PRODUCTS (5.7%)
   Global Industries*               61,020       2,433
   Hanover Compressor*              44,740       1,096
   Ocean Energy*                    39,370       2,716
   Pride International*             55,350       1,882
   UTI Energy*                      16,000         661
                                              --------
                                                 8,788
                                              --------
PRINTING AND PUBLISHING (1.1%)
   CMP Media, Cl A*                 40,000       1,000
   Valassis Communications*         22,270         710
                                              --------
                                                 1,710
                                              --------
PROFESSIONAL SERVICES (2.9%)
   Caribiner International*         31,600       1,288
   Corestaff*                       34,400       1,114
   Devry*                           38,700       1,156
   Hagler Bailly*                   36,800         934
                                              --------
                                                 4,492
                                              --------
RAILROADS (1.0%)
   Coach USA*                       25,700         773
   Wisconsin Central
     Transportation*                23,850         759
                                              --------
                                                 1,532
                                              --------
REAL ESTATE (0.4%)
   LaSalle Partners*                17,030         596
                                              --------
RETAIL (8.4%)
   Borders Group*                   51,500       1,416
   Children's Place Retail Stores*  47,700         692
   CKE Restaurants                  38,100       1,600
   Cole National*                   19,450         808
   Compucom Systems*                79,890         739
   Dollar Tree Stores*              28,230       1,187
   Fine Host*                       21,400         829
   Goody's Family Clothing*         27,900         900
   Linens N Things*                 18,860         632
   Papa John's International*       36,300       1,241

                                                Market
                                                 Value
                                    Shares       (000)
------------------------------------------------------
   Paul Harris Stores*              31,330    $    865
   Quality Food Centers*            10,551         432
   Williams-Sonoma*                 37,260       1,593
                                              --------
                                                12,934
                                              --------
SEMICONDUCTORS/INSTRUMENTS (8.0%)
   Computer Products*               57,200       1,702
   Cypress Semiconductor*           54,500         845
   Electroglas*                     44,000       1,496
   Photronics Labs*                 20,330       1,231
   PMC-Sierra*                      45,200       1,153
   Rambus*                          14,380         800
   Sanmina*                         21,100       1,826
   Unitrode*                        12,850         952
   Vitesse Semiconductor*           21,200       1,051
   VLSI Technology*                 36,350       1,261
                                              --------
                                                12,317
                                              --------
SPECIALTY CONSTRUCTION (0.6%)
   Iteq*                            62,360         869
                                              --------
STEEL AND STEEL WORKS (0.6%)
   Steel Dynamics*                  39,650         932
                                              --------
TELEPHONES AND TELECOMMUNICATION (6.5%)
   ACC*                             20,245         666
   Brooks Fiber Properties*         26,410       1,233
   Intermedia Communications
     of Florida*                    33,763       1,585
   Mastec*                          19,600         857
   McLeodUSA, Cl A*                 25,650       1,012
   Pacific Gateway Exchange*        11,650         456
   Premiere Technologies*           39,200       1,338
   Smartalk Teleservices*           35,800         886
   Tekelec*                         25,870         881
   Tel-Save Holdings*               45,080       1,085
                                              --------
                                                 9,999
                                              --------
WHOLESALE (3.5%)
   Applied Analytical Industries*   23,850         483
   Inacom*                          18,040         671
   Industrial Distribution Group*   36,580         768
   JLK Direct Distribution, Cl A*   25,720         770
   Kent Electronics*                38,100       1,505
   North Face*                      45,170       1,214
                                              --------
                                                 5,411
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS/SCHEDULE OF INVESTMENTS                        TIP FUNDS
September 30, 1997

                                     Face       Market
TURNER SMALL CAP                    Amount       Value
GROWTH FUND (Concluded)              (000)       (000)
------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $123,827)                            $150,888
                                              --------
REPURCHASE AGREEMENT (2.7%)
   Lehman Brothers
     6.05%, dated 09/30/97,
     matures 10/01/97, repurchase
     price $4,159,876 (collateralized
     by various GNMA obligations,
     total par value $4,151,205,
     7.50% - 9.00%, maturing
     05/15/27 - 06/15/27: total
     market value $4,242,359)       $4,160       4,160
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $4,160)                                 4,160
                                              --------
TOTAL INVESTMENTS (101.0%)
   (Cost $127,987)                             155,048
                                              --------
OTHER ASSETS AND LIABILITIES, NET (-1.0%)       (1,586)
                                              --------
NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 5,822,967 outstanding
     shares of beneficial interest             125,653
   Accumulated net realized gain
     on investments                                748
   Net unrealized appreciation
     of investments                             27,061
                                              --------
TOTAL NET ASSETS (100.0%)                     $153,462
                                              ========
   Net Asset Value, Offering and
     Redemption Price Per Share               $  26.35
                                              ========

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

SCHEDULE OF INVESTMENTS                                                TIP FUNDS
September 30, 1997

                                                Market
TURNER ULTRA LARGE CAP                           Value
GROWTH FUND                         Shares       (000)
-------------------------------------------------------
COMMON STOCKS (95.9%)
BANKS (3.3%)
   Citicorp                             67       $   9
   NationsBank                         222          14
                                                 -----
                                                    23
                                                 -----
BEAUTY PRODUCTS (4.6%)
   Colgate-Palmolive                   175          12
   Gillette                             77           7
   Procter & Gamble                    192          13
                                                 -----
                                                    32
                                                 -----
COMPUTERS AND SOFTWARE SERVICES (18.1%)
   Cisco Systems*                      270          20
   Compaq Computer*                    332          25
   Computer Associates                 190          14
   Hewlett-Packard                     310          22
   Microsoft*                          255          34
   Sun Microsystems*                   265          12
                                                 -----
                                                   127
                                                 -----
DRUGS (17.0%)
   Bristol-Myers Squibb                272          22
   Eli Lilly                           171          21
   Merck                               302          30
   Pfizer                              338          20
   Schering-Plough                     270          14
   Warner-Lambert                       90          12
                                                 -----
                                                   119
                                                 -----
ENTERTAINMENT (2.4%)
   Walt Disney                         217          17
                                                 -----
ENVIRONMENTAL SERVICES (1.7%)
   Republic Industries*                360          12
                                                 -----
FINANCIAL SERVICES (1.3%)
   American Express                    105           9
                                                 -----
FOOD, BEVERAGE, AND TOBACCO (7.2%)
   Archer Daniels Midland              442          11
   CPC International                   135          12
   Philip Morris                       649          27
                                                 -----
                                                    50
                                                 -----

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS                                                TIP FUNDS
September 30, 1997

                                                Market
TURNER ULTRA LARGE CAP                           Value
GROWTH FUND (Concluded)             Shares       (000)
-------------------------------------------------------
INSURANCE (1.7%)
   American International Group        115       $  12
                                                 -----
MACHINERY (6.1%)
   Applied Materials*                   81           8
   General Electric                    270          18
   Tyco International Limited          210          17
                                                 -----
                                                    43
                                                 -----
MEDICAL PRODUCTS AND SERVICES (4.0%)
   Johnson & Johnson                   280          16
   Tenet Healthcare*                   410          12
                                                 -----
                                                    28
                                                 -----
MISCELLANEOUS BUSINESS SERVICES (2.1%)
   CUC International*                  490          15
                                                 -----
PAPER AND PAPER PRODUCTS (1.0%)
   International Paper                 120           7
                                                 -----
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES (2.4%)
   Xerox                               200          17
                                                 -----
RETAIL (10.0%)
   Gap                                 275          14
   Home Depot                           49           2
   PepsiCo                             538          22
   Safeway*                            264          14
   Wal-Mart Stores                     222           8
   Walgreen                            378          10
                                                 -----
                                                    70
                                                 -----
SEMICONDUCTORS/INSTRUMENTS (8.4%)
   Intel                               478          44
   Texas Instruments                   114          15
                                                 -----
                                                    59
                                                 -----
TELEPHONES AND TELECOMMUNICATION (4.6%)
   Lucent Technologies                 242          20
   WorldCom*                           330          12
                                                 -----
                                                    32
                                                 -----
TOTAL COMMON STOCKS
   (Cost $658)                                     672
                                                 -----

                                     Face       Market
                                    Amount       Value
                                     (000)       (000)
------------------------------------------------------
REPURCHASE AGREEMENT (3.1%)
   Lehman Brothers
     5.38%, dated 09/30/97, matures
     10/01/97, repurchase price
     $22,144 (collateralized by
     U.S. Treasury Bond, par
     value $17,781, 8.75%, matures
     08/15/20: market
     value $22,794)                    $22        $ 22
                                                  ----
TOTAL REPURCHASE AGREEMENT
   (Cost $22)                                       22
                                                  ----
TOTAL INVESTMENTS (99.0%)
   (Cost $680)                                    $694
                                                  ====

*NON-INCOME PRODUCING SECURITY



    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES (000)                              TIP FUNDS
September 30, 1997

                                                                                                     TURNER ULTRA
                                                                                       TURNER MIDCAP   LARGE CAP
                                                                                          GROWTH        GROWTH
                                                                                           FUND          FUND
------------------------------------------------------------------------------------------------------------------
Assets:
   Investment Securities at Value (Cost $4,142 and $680 respectively)..........          $4,476           $  694
   Capital Shares Sold Receivable..............................................           1,131               --
   Receivable for Investment Securities Sold ..................................              40               34
   Income Receivable ..........................................................               1                1
   Other Assets ...............................................................              21               24
------------------------------------------------------------------------------------------------------------------
     Total Assets ............................................................            5,669              753
------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payable for Investment Securities Purchased ...............................             (521)             (45)
   Accrued Expenses ...........................................................              (3)              --
   Capital Shares Redeemed Payable ...........................................               --               (5)
   Other Liabilities...........................................................              --               (2)
------------------------------------------------------------------------------------------------------------------
     Total Liabilities .......................................................             (524)             (52)
------------------------------------------------------------------------------------------------------------------
Net Assets:
   Portfolio shares (unlimited authorization--no par value) based on
     361,886 and 57,088 respectively outstanding shares of beneficial interest            4,453              612
   Undistributed Net Investment Income.........................................              --                1
   Accumulated Net Realized Gain on Investments ..............................              358               74
   Net Unrealized Appreciation of Investments ................................              334               14
------------------------------------------------------------------------------------------------------------------
     Total Net Assets ........................................................           $5,145           $  701
==================================================================================================================
Net Asset Value, Offering Price, and Redemption Price Per Share ..............           $14.22           $12.28
==================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                                                                     TIP FUNDS
                                                      TURNER GROWTH   TURNER MIDCAP  TURNER SMALL   TURNER ULTRA
                                                         EQUITY          GROWTH           CAP         LARGE CAP
                                                          FUND            FUND        GROWTH FUND    GROWTH FUND
                                                      -------------   -------------  ------------   ------------
                                                         FOR THE         FOR THE       FOR THE      FOR THE EIGHT
                                                       YEAR ENDED      YEAR ENDED     YEAR ENDED    MONTH PERIOD
                                                         9/30/97       9/30/97(1)       9/30/97   ENDED 9/30/97(2)
------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends .......................................      $  658           $ 6         $  172          $  3
   Interest ........................................          78             5            161             1
------------------------------------------------------------------------------------------------------------------

     Total Investment Income........................         736            11            333             4
------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment Advisory Fees ........................         718            13            836             2
   Investment Advisory Fee Waiver ..................         (24)          (13)           (74)           (2)
   Reimbursements by Advisor........................          --           (40)            --           (28)
   Administrator Fees ..............................         111            75             98            50
   Administrator Fee Waiver..........................         --           (66)            --           (47)
   Custodian Fees ..................................          11             8             15             4
   Transfer Agent Fees .............................          49            11             57             9
   Professional Fees ...............................          36             2             23            --
   Trustee Fees ....................................          11            --              7            --
   Registration Fees ...............................          39            20             48            14
   Pricing Fees ....................................           2             1              2            --
   Printing Fees ...................................          14             1             15            --
   Amortization of Deferred Organizational Costs ...           8             8              8             1
   Insurance and Other Fees ........................           5             2              5            --
------------------------------------------------------------------------------------------------------------------
     Total Expenses ................................         980            22          1,040             3
     Directed Brokerage ............................         (57)           --             --            --
------------------------------------------------------------------------------------------------------------------
       Net Expenses ................................         923            22          1,040             3
------------------------------------------------------------------------------------------------------------------
         Net Investment Income (Loss) ..............        (187)          (11)          (707)            1
------------------------------------------------------------------------------------------------------------------
   Net Realized Gain From Securities Sold ..........      23,807           387            754            74
   Net Unrealized Appreciation
     of Investment Securities ......................       3,066           284         18,398            14
------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
       on Investments ..............................      26,873           671         19,152            88
------------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
      From Operations ..............................     $26,686          $660        $18,445          $ 89
==================================================================================================================

(1) The Turner Midcap Growth Fund began operations on October 1, 1996.
(2) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997. Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)                               TIP FUNDS

                                                                                           TURNER GROWTH              TURNER MIDCAP
                                                                                            EQUITY FUND                GROWTH FUND
                                                                                    --------------------------       --------------
                                                                                                                     FOR THE TWELVE-
                                                                                      10/1/96         10/1/95         MONTH PERIOD
                                                                                        TO              TO                ENDED
                                                                                      9/30/97         9/30/96          9/30/97(1)
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) .........................................            $  (187)        $   129             $ (11)
   Net Realized Gain on Securities Sold .................................             23,807          21,978               387
   Excess of Market Value Over Book Value of Securities
     Distributed Upon Redemption of Shares ...............................                --              --                --
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities ..............................................              3,066          (3,868)              284
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations ..................................................             26,686          18,239               660
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ................................................                 --            (132)               --
   Realized Capital Gain ................................................            (23,871)         (5,807)              (18)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions ................................................            (23,871)         (5,939)              (18)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ..........................................             32,378          14,623             6,106
   Proceeds from Shares Issued in Lieu of
     Cash Distributions .................................................             23,565           5,650                17
   Cost of Shares Redeemed ..............................................            (55,332)        (52,228)           (1,670)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Capital Share Transactions .......................................                611         (31,955)            4,453
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ............................              3,426         (19,655)            5,095
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period ................................................             96,164         115,819                --
     Excess of Market Value Over Book Value of Securities
       Received in In-Kind Subscriptions .................................                --              --                50(3)
------------------------------------------------------------------------------------------------------------------------------------
     End of Period ......................................................            $99,590        $ 96,164            $5,145(4)
------------------------------------------------------------------------------------------------------------------------------------
   Shares Issued and Redeemed:
   Issued ...............................................................              2,198             946               518
   Issued in Lieu of Cash Distributions .................................              1,832             394                 2
   Redeemed .............................................................             (3,691)         (3,428)             (158)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Share Transactions .......................               339          (2,088)              362
------------------------------------------------------------------------------------------------------------------------------------


                                                                                   TURNER SMALL CAP           TURNER ULTRA LARGE
                                                                                      GROWTH FUND               CAP GROWTH FUND
                                                                            --------------------------------------------------------
                                                                                       FOR THE                  FOR THE EIGHT-
                                                                             TWELVE-MONTH    ELEVEN-MONTH        MONTH PERIOD
                                                                             PERIOD ENDED    PERIOD ENDED            ENDED
                                                                                9/30/97         9/30/96           9/30/97(2)
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) .........................................       $ (707)          $ (245)               $ 1
   Net Realized Gain on Securities Sold .................................          754            1,936                 74
   Excess of Market Value Over Book Value of Securities
     Distributed Upon Redemption of Shares ...............................          --            1,924                 --
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities ..............................................       18,398            5,659                 14
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations ..................................................       18,445            9,274                 89
------------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ................................................           --               --                 --
   Realized Capital Gain ................................................       (1,689)            (925)                --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions ................................................       (1,689)            (925)                --
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ..........................................      134,196           66,572                766
   Proceeds from Shares Issued in Lieu of
     Cash Distributions .................................................        1,340              904                 --
   Cost of Shares Redeemed ..............................................      (66,255)         (21,472)              (154)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Capital Share Transactions .......................................       69,281           46,004                612
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets ............................       86,037           54,353                701
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period ................................................       67,425           13,072                 --
     Excess of Market Value Over Book Value of Securities
       Received in In-Kind Subscriptions .................................          --               --                 --
------------------------------------------------------------------------------------------------------------------------------------
     End of Period ......................................................     $153,462          $67,425               $701
------------------------------------------------------------------------------------------------------------------------------------
   Shares Issued and Redeemed:
   Issued ...............................................................        5,861            3,120                 72
   Issued in Lieu of Cash Distributions .................................           62               55                 --
   Redeemed .............................................................       (3,015)          (1,073)               (15)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Share Transactions .......................       2,908            2,102                 57
------------------------------------------------------------------------------------------------------------------------------------

(1) The Turner Midcap Growth Fund began operations on October 1, 1996.
(2) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997.
(3) During 1997, the Fund received securities in-kind with unrealized appreciation approximating $50.
(4) Includes undistributed net investment income of $1.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                     26 & 27

FINANCIAL HIGHLIGHTS                                                   TIP FUNDS
For a Share Outstanding Throughout each Period

          Net                  Realized and                                   Net                         Net
         Asset         Net     Unrealized     Distributions Distributions    Asset                      Assets       Ratio
         Value     Investment    Gains or       from Net        from         Value                        End     of Expenses
       Beginning     Income    (Losses) on     Investment      Capital        End                      of Period  to Average
       of Period     (Loss)    Investments       Income         Gains      of Period  Total Return(5)    (000)    Net Assets
       ----------  ----------  ------------   ------------- -------------  ---------  ---------------  ---------  -----------
-------------------
GROWTH EQUITY FUND
-------------------
1997     $17.03      (0.03)       4.23               --        (4.59)        $16.64        32.61%      $ 99,590     1.02%+
1996     $14.97       0.02        2.91            (0.02)       (0.85)        $17.03        20.61%      $ 96,164     1.06%+*
1995     $12.46       0.10        2.52            (0.11)          --         $14.97        21.15%      $115,819     1.03%+
1994     $13.12       0.10       (0.66)           (0.10)          --         $12.46        (4.28)%     $112,959     0.95%
1993     $10.40       0.09        2.72            (0.09)          --         $13.12        27.08%      $ 53,327     1.00%
1992(1)  $10.00       0.03        0.40            (0.03)          --         $10.40         6.95%      $  7,781     1.44%*

-------------------
MIDCAP GROWTH FUND
-------------------
1997 (2) $10.00      (0.03)       4.36               --        (0.11)        $14.22        43.77%      $  5,145     1.25%

----------------------
SMALL CAP GROWTH FUND
----------------------
1997     $23.13      (0.07)       3.80               --        (0.51)        $26.35        16.64%      $153,462     1.24%
1996     $16.08      (0.08)       8.17               --        (1.04)        $23.13        52.90%      $ 67,425     1.25%*
1995     $10.90      (0.06)       5.24               --           --         $16.08        47.52%      $ 13,072     1.25%
1994(3)  $10.00      (0.02)       0.92               --           --         $10.90        12.35%      $  4,806     1.09%*

----------------------------
ULTRA LARGE CAP GROWTH FUND
----------------------------
1997 (4) $10.00       0.01        2.27               --           --         $12.28        22.80%      $    701     1.00%*



                                  Ratio of Net
        Ratio of Net  Ratio of     Investment
         Investment   Expenses  Income (Loss) to
           Income    to Average     Average
           (Loss)    Net Assets    Net Assets     Portfolio     Average
         to Average  (Excluding   (Excluding      Turnover    Commission
         Net Assets    Waivers)     Waivers)         Rate       Rate(6)
        ------------ ---------- ----------------- ---------   ----------
------------------
GROWTH EQUITY FUND
------------------
1997       (0.25)%+    1.05%+       (0.28)%+       178.21%     $0.0600
1996        0.03%+*    1.06%+*       0.03%+*       147.79%     $0.0600
1995        0.69%+     1.03%+        0.69%+        177.86%        n/a
1994        0.86%      1.08%         0.73%         164.81%        n/a
1993        0.80%      1.52%         0.28%          88.35%        n/a
1992(1)     0.73%*     2.55%*       (0.38)%*       205.00%        n/a

------------------
MIDCAP GROWTH FUND
------------------
1997 (2)   (0.62)%     7.96%        (7.33)%        348.29%     $0.0600

---------------------
SMALL CAP GROWTH FUND
---------------------
1997       (0.84)%     1.33%        (0.93)%        130.68%     $0.0600
1996       (0.88)%*    1.54%*       (1.17)%*       149.00%     $0.0600
1995       (0.68)%     2.39%        (1.82)%        183.49%        n/a
1994(3)    (0.27)%*    4.32%*       (3.50)%*       173.92%        n/a

---------------------------
ULTRA LARGE CAP GROWTH FUND
---------------------------
1997 (4)    0.20%*    26.45%*       (25.25)%*      346.47%     $0.0600


 *  Annualized
(1) The Turner Growth Equity Fund began operations on March 11, 1992.
(2) The Turner Midcap Growth Fund began operations on October 1, 1996.
(3) The Turner Small Cap Growth Fund began operations on February 7, 1994.
(4) The Turner Ultra Large Cap Growth Fund began operations on February 1, 1997.
(5) Returns are for the period indicated and have not been annualized.
(6) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
+ The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets do not reflect the Advisor's use of arrangements whereby certain broker-dealers have agreed to pay certain expenses of the Turner Growth Equity Fund in return for the direction of a percentage of the Fund's brokerage transactions. These arrangements reduced the Ratio of Expenses to Average Net Assets to 0.96% (0.99% excluding waivers) for the year ended 9/30/97, 0.94% for the eleven month period ended 9/30/96 and 0.94% for the year ended 10/31/95 and the Ratios of Net Investment Income (Loss) to Average Net Assets to (0.19%) ( (0.22%) excluding waivers) and 0.15% and 0.78% for the same periods described.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                          TIP FUNDS
September 30, 1997

1.  ORGANIZATION:
TIP FUNDS (the "Trust") a Massachusetts' business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with 12 funds. The financial statements included herein are those of the Turner Growth Equity Fund (the "Growth Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner Small Cap Growth Fund ( the "Small Cap Growth Fund"), and the Turner Ultra Large Cap Growth Fund (the "Ultra Large Cap Growth Fund") (the "Funds"). As of September 30, 1997 the Turner Fixed Income Fund had not commenced operations. Additionally, the Turner Small Cap Growth Fund was closed to new investors as of August 30, 1997. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies.

On April 19, 1996, the shareholders of the Advisors' Inner Circle Turner Growth Equity Fund (the Advisors' Inner Circle Trust) and the Advisors' Inner Circle Turner Small Cap Growth Fund, together "the Turner Funds" voted to approve a tax-free reorganization of the Turner Funds through a transfer of all the assets and liabilities of the Turner Funds to the Turner Growth Equity and Turner Small Cap Growth Funds' portfolios. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30.

On February 21, 1997 the Board of Trustees of Turner Funds voted to change the name of the Trust to TIP Funds.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                              TIP FUNDS
September 30, 1997


     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     EXPENSES -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principals. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Accordingly, for the Turner Small Cap Growth Fund, $(702) was reclassified from undistributed net investment income (loss) to paid-in-capital. In addition, the following amounts were reclassified from undistributed net investment income (loss) to accumulated net realized gain (loss):

     Turner Growth Equity Fund     $(187)
     Turner Midcap Growth Fund       (11)
     Turner Small Cap Growth Fund     (5)

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3.  TRANSACTIONS WITH AFFILIATES:
Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The TIP Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.12% of the average daily net assets of each of the Funds up to $75 million, 0.10% on the next $75 million, 0.09% on the next $150 million, 0.08% on the next $300 million, and 0.075% of such assets in excess on $600 million. There is a minimum annual fee of $75,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                              TIP FUNDS
September 30, 1997

Agreement. During fiscal 1997, the Administrator has voluntarily waived a portion of its fee.

The Growth Equity Fund had directed certain portfolio trades to brokers who paid a portion of its expenses. For the year ended September 30, 1997, the Growth Equity Fund's expenses were reduced by $56,912 under this arrangement.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated April 30, 1996. The Distributor receives no fees for its distribution services under this agreement.

5.  INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:
The Trust and Turner Investment Partners, Inc. (the "Adviser") are parties to an Investment Advisory Agreement dated April 30, 1996, under which the Adviser receives an annual fee equal to .75% of the average daily net assets of the Growth Equity, Midcap, and Ultra Large Cap Funds , and 1.00% of those of the Small Cap Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees and to reimburse expenses of the Growth Equity, Midcap, Small Cap, and Ultra Large Cap Funds in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.00%, 1.25%, 1.25%, and 1.00%, respectively. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid on the basis of the net assets of the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold in the Funds.

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended September 30, 1997 are as follows
(000):
                                                ULTRA
                                      SMALL     LARGE
                    GROWTH   MIDCAP    CAP       CAP
                    EQUITY   GROWTH  GROWTH    GROWTH
                     FUND     FUND    FUND      FUND
-------------------------------------------------------
Purchases
   Government     $     --   $   -- $     --  $   --
   Other           168,670    8,834  174,531   1,960
Sales
   Government     $     --   $   -- $     --  $   --
   Other           192,638    6,124  108,684   1,385

At September 30, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1997, are as follows (000):

NOTES TO FINANCIAL STATEMENTS (CONTCLUDED)                             TIP FUNDS
September 30, 1997

                                                ULTRA
                                      SMALL     LARGE
                    GROWTH   MIDCAP    CAP       CAP
                    EQUITY   GROWTH  GROWTH    GROWTH
                     FUND     FUND    FUND      FUND
------------------------------------------------------
Aggregate gross
   unrealized
   appreciation    $20,631    $376   $28,895   $ 26
Aggregate gross
   unrealized
   depreciation       (985)    (42)   (1,834)   (12)
                   -------    ----   -------   ----
Net unrealized
   appreciation    $19,646    $334   $27,061   $ 14
                   =======    ====   =======   ====


7.  IN-KIND TRANSFER OF SECURITIES:
During the year ended September 30, 1997, the Turner Midcap Growth Fund issued shares of beneficial interest in exchange for portfolio securities at their current value from certain accounts managed by Turner Investment Partners, Inc.:

                             VALUE OF
                 SHARES     SECURITIES     UNREALIZED
                 ISSUED      RECEIVED     APPRECIATION
                --------    ----------    ------------
Midcap Fund      48,958      $489,579        $49,743

The historical tax basis of the securities exchanged for shares of beneficial interest of the portfolio was recorded in the books of the Midcap Growth Fund and included the unrealized appreciation shown above.

REPORT OF INDEPENDENT AUDITORS                                         TIP FUNDS
September 30, 1997

BOARD OF DIRECTORS AND SHAREHOLDERS:
TIP FUNDS

     We have audited the accompanying statements of net assets of the Turner Growth Equity Fund and the Turner Small Cap Growth Fund, the statements of assets and liabilities, including the schedules of portfolio investments, of the Turner Ultra Large Cap Growth Fund and the Turner Midcap Growth Fund as of September 30, 1997, and the related statements of operations for the period then ended, and the statements of changes in net assets for the periods presented herein. We have also audited the financial highlights for the periods ended September 30, 1996 and September 30, 1997 presented herein for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund, and for the period ended September 30, 1997 presented herein for the Turner Ultra Large Cap Growth Fund and the Turner MidCap Growth Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended October 31, 1992 through October 31, 1995 for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund were audited by other auditors whose report dated December 5, 1995 expressed an unqualified opinion on the financial statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Turner Growth Equity Fund, the Turner Small Cap Growth Fund, the Turner Ultra Large Cap Growth Fund, and the Turner Midcap Growth Fund at September 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods ended September 30, 1996 and September 30, 1997 presented herein for the Turner Growth Equity Fund and the Turner Small Cap Growth Fund, and for the period ended September 30, 1997 presented herein for the Turner Ultra Large Cap Growth Fund and the Turner Midcap Growth Fund, in conformity with generally accepted accounting principles.


Ernst & Young LLP
Philadelphia, Pennsylvania
October 31, 1997

                             NOTICE TO SHAREHOLDERS
                                       OF
                                    TIP FUNDS
                                   (UNAUDITED)


SHAREHOLDER'S VOTING RESULTS
There was a special meeting of shareholders on August 21, 1997 to elect the Board of Trustees. The results were as follows:

Election of Trustees:

                        SHARES VOTED        % OF        % OF      SHARES WITHHELD     % TOTAL        % OF
                             FOR            VOTED       TOTAL        AUTHORITY       WITHHELD        TOTAL
                        ------------      --------     --------   ---------------    --------       --------
Robert E. Turner        6,763,147.00       99.52%       64.51%         32,732           0.48%         0.31%
John T. Wholihan        6,760,183.00       99.47%       64.48%         35,696           0.53%         0.34%
Alfred C. Salvato       6,758,991.00       99.46%       64.47%         36,888           0.54%         0.35%
Richard A. Hocker       6,760,684.00       99.48%       64.48%         35,195           0.52%         0.34%
Michael E. Jones        6,760,771.00       99.48%       64.48%         35,108           0.52%         0.33%
Janet F. Sansone        6,761,664.00       99.50%       64.49%         34,216           0.50%         0.33%

                             NOTICE TO SHAREHOLDERS
                                       OF
                                  TURNER FUNDS
                                   (UNAUDITED)

For the shareholders that do not have a September 30, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1997 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 1997, the portfolio is designating long term capital gains, qualifying dividends, and exempt interest income with regard to distributions paid during the year as follows:

                                          (A)                 (B)
                                       LONG TERM           ORDINARY              (C)
                                     CAPITAL GAIN           INCOME              TOTAL
                                     DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           PORTFOLIO                  (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
           ---------                 -------------       -------------      -------------
Growth Equity Fund                        41%                 59%                100%
Midcap Growth Fund                         0%                100%                100%
Small Cap Growth Fund                     52%                 48%                100%
Ultra Large Cap Growth Fund                0%                  0%                  0%

                                          (D)                 (E)                (F)
                                      QUALIFYING          TAX EXEMPT           FOREIGN
           PORTFOLIO                 DIVIDENDS (1)         INTEREST          TAX CREDIT
           ---------                 -------------        ----------         ----------
Growth Equity Fund                         4%                  0%                  0%
Midcap Growth Fund                         1%                  0%                  0%
Small Cap Growth Fund                      0%                  0%                  0%
Ultra Large Cap Growth Fund                2%                  0%                  0%


--------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the portfolio.

TRUST
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805


INVESTMENT ADVISOR
Turner Investment Partners, Inc.


DISTRIBUTOR
SEI Distribution Company


ADMINISTRATOR
SEI Fund Resources


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


INDEPENDENT AUDITORS
Ernst & Young LLP


[TURNER INVESTMENT PARTNERS LOGO OMITTED]
To open an account, receive account
information, make inquiries, or request literature:
1-800-224-6312


THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE TIP FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TIP FUNDS PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

TUR-F-026-01



ANNUAL
REPORT
SEPTEMBER 30, 1997

                            [TIP FUNDS LOGO OMITTED]

                 ==============================================
                            Turner Growth Equity Fund
                 ==============================================
                            Turner Midcap Growth Fund
                 ==============================================
                          Turner Small Cap Growth Fund
                 ==============================================
                             Turner Ultra Large Cap
                                   Growth Fund

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER EQUITY VALUE FUND
     The Clover Equity Value Fund utilizes a research driven, value oriented approach to equity investing. The Fund invests in equity and convertible securities which possess favorable valuation attributes relative to the stock market averages or the valuation characteristics of the company's stock in past years. Valuations are measured by a stock's price relative to the company's per share cash flows, revenues, book value, earnings and its liquidation value on the private market. Earnings and cash flow are normalized in the case of companies where profit margins are temporarily depressed and improvements are anticipated.
     For the eleven months ended September 30, 1997 the Equity Value Fund posted a total return of 23.86% versus a total return of 36.68% for the S&P 500 Composite Index. Again in 1997 an inflation scare, this one in early spring, gave way to euphoric investment markets in the face of benign employment and wage data. Investors perceive that low inflation and growth will co-exist and an elongated business cycle is indeed possible. In this environment, many cyclical sectors which had been previously lagging the market moved to the top of the performance charts. The energy service, home building, trucking, financial and brokerage sectors led market performance in 1997. Inflation defensive sectors and sectors exhibiting poor pricing power lagged the overall market. Examples would be gold, metals, hospital management and photography/imaging.
     The Fund's performance lagged the large capitalization led market rise. However, late in the year the multi-year bull market began to broaden out with awakening investor appetite for small and mid-cap capitalization companies. The Fund has participated in this improving breadth and is well positioned to continue to further capitalize on this trend. For the year, the Fund's underperformance is attributed to several large holdings which while contributing simply did not keep up with the markets relentless drive upward. These holdings remain in place and expected turnarounds are developing as benchmarked as should be a source of future returns. Notable performance by our holdings in cable, computer services and electronic distribution accounted for much of the Fund's 1997 gains.
     Most common stocks continue to trade at record levels for valuation. The Fund will continue to patiently search for value in out-of-favor sectors. The Advisor believes that equity investing may become more challenging in the future. The Fund's investment philosophy and research based selectivity will become increasingly valuable in a slower growth environment.

         COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT
                 IN THE CLOVER EQUITY VALUE FUND, VERSUS THE
                           S&P 500 COMPOSITE INDEX

---------------------------------------------
           Annualized Annualized  Annualized
  One Year   3 Year    5 Year      Inception
   Return+   Return    Return     to Date (1)
---------------------------------------------
   26.43%    20.75%    18.82%       17.17%
---------------------------------------------

         Clover Equity        S&P 500
          Value Fund     Composite Index
12/31/91    10,000             10,000
10/31/92     9,938             10,281
10/31/93    11,511             11,811
10/31/94    13,560             12,267
10/31/95    16,442             15,506
10/31/96    19,150             19,240
9/30/97     23,719             26,296

These figures represent past performance. Past performance is no guarantee of future results.
The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Clover Equity Value Fund commenced operations on December 6, 1991.
 +  Return is for the twelve month period ended September 30, 1997.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER SMALL CAP VALUE FUND
     The Clover Small Cap Value Fund seeks attractive returns through investment in a diversified portfolio of stocks. The Fund's focus is on relatively unknown companies whose market capitalizations fall in the small and micro-cap categories. Within this sector the Advisor isolates and invests in companies that trade at attractive values relative to a firm's book value, cashflow, debt commitment, peers, and company specific historical valuation. It is the Advisor's belief that within this sector of small, inexpensive and relatively obscure stocks that rewarding investment gains can be realized.
     For the eleven months ended September 30, 1997 the Small Cap Value Fund posted a total return of 48.23%, exceeding the benchmark Frank Russell 2000 Index return of 35.27%. Fund performance was aided by the appreciation of stocks from a broad variety of sectors. Investment efforts were focused on small, undervalued and relatively obscure companies with reasonable prospects for share price appreciation. Although no industry sectors were specifically targeted for investment, depressed valuations in several sectors led to emphasis in those areas. Sectors which made significant contributions to Fund performance included the computer hardware/software, financial and trucking sectors.
     Looking ahead, the Fund will continue to consistently apply its core investment methodology. This involves isolation of individual companies with inexpensive share prices relative to their fundamental statistics and future operating potential. The Advisor believes that there is no value gained by attempting to forecast broad market movements, interest rates or macroeconomic changes, and therefore intends to keep levels of cash reasonably low at all times. Despite vigorous returns in the equity markets in the past year, the Advisor was able to opportunistically purchase the shares of undervalued companies, and anticipates additional opportunities in the months ahead.

     COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT
             IN THE CLOVER SMALL CAP VALUE FUND, VERSUS THE
                      FRANK RUSSELL 2000 INDEX

 --------------------------
              Annualized
  One Year     Inception
   Return+     to Date (1)
--------------------------
   49.19%       35.23%
--------------------------

         Clover Small Cap   Frank Russell
            Value Fund        2000 Index
2/28/96        10,000            10,000
10/31/96       10,908            10,586
9/30/97        16,169            14,320

These figures represent past performance. Past performance is no guarantee of future results.
The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Clover SmallCap Value Fund commenced operations on February 28, 1996.
 +  Return is for the twelve month period ended September 30, 1997.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
CLOVER CAPITAL MANAGEMENT, INC.

CLOVER FIXED INCOME FUND
     The Clover Fixed Income Fund produced a total rate of return for the eleven months ended September 30, 1997 of 7.43%, outperforming the 7.41% total rate of return recorded by the Merrill Lynch Corporate-Government-Mortgage Bond Index.
     For the period, Treasury interest rates were nearly unchanged for short term bonds, declined by nearly 10 basis points for 5 year Notes (1 basis point = 1/100 of 1%) and were nearly 25 basis points lower for longer maturity bonds. Below is a table that profiles the change in interest rates of various U.S. Treasury debt issues over this period.

                                   U.S. Treasury Yield Curve
                 10/31/96       9/30/97                  10/31/96      10/31/96
                 --------      --------                  --------      --------
6 month Bills     5.26%          5.27%    5 year Notes     6.07%         5.99%
1 year Bills      5.40%          5.44%   10 year Notes     6.34%         6.10%
3 year Notes      5.86%          5.85%   30 year Bonds     6.64%         6.40%

     Interest rates moved sharply higher from the end of October 1996 through early April 1997 on concerns that the U.S. economy was growing too fast at a time when both industrial capacity and labor markets were in tight supply. The markets concern was confirmed by the Federal Reserve when it acted to increase the overnite bank lending rates (Fed Fund Rate) by 1/4 percentage point on March 25th. Since then, reports showing the economy slowing to a more moderate growth rate, excellent reports on inflation at both the consumer and wholesale levels and the Asian currency crisis have worked to alleviate investors concerns. As a result, interest rates declined throughout the summer months, finishing the end of September at levels near those recorded on October 31, 1996.
     The Fund's outperformance of the Merrill Lynch Corporate-Government-Mortgage Bond Index during the period was primarily the result of strong relative performance ofour holdings in special situation bonds, such as convertible debentures, and holdings in companies that are experiencing improvement in credit quality strength. (Improvements in credit quality usually result in investors' willingness to purchase a corporate issuers' debt at yield spreads that are narrower to U.S. Treasury bonds of the same maturity, than spreads required to the credit quality improvement).

          COMPARISON OF CHANGE IN THE VALUE OF A $100,000 INVESTMENT
                  IN THE CLOVER FIXED INCOME FUND, VERSUS THE
            MERRILL LYNCH CORPORATE/GOVERNMENT MORTGAGE BOND INDEX

 -----------------------------------------------
          Annualized   Annualized    Annualized
  One Year   3 Year       5 Year     Inception
   Return+   Return       Return     to Date (1)
------------------------------------------------
    9.63%     9.49%        7.24%        7.91%
------------------------------------------------

         Clover Fixed        Merrill Lynch Corporate/
         Income Fund      Government Mortgage Bond Index
12/31/91   10,000                    10,000
10/31/92   10,582                    10,596
10/31/93   12,002                    11,869
10/31/94   11,582                    11,440
10/31/95   13,350                    13,247
10/31/96   14,186                    14,006
9/30/97    15,240                    15,043


These figures represent past performance. Past performance is no guarantee of future results.
The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Clover Fixed Income Fund commenced operations on December 6, 1991.
 +  Return is for the twelve month period ended September 30, 1997.

STATEMENT OF NET ASSETS                     CLOVER FUNDS
September 30, 1997
                                                  Market
CLOVER EQUITY                                     Value
VALUE FUND                            Shares      (000)
--------------------------------------------------------
COMMON STOCK 95.9%
AUTOMOTIVE 1.5%
   Chrysler                          47,000    $ 1,730
                                              --------
BROADCASTING, NEWSPAPERS & ADVERTISING 8.8%
   Comcast UK Cable Partners
     Limited*                       385,000      3,946
   Comcast, Special, Cl A           250,000      6,437
                                              --------
                                                10,383
                                              --------
COMMUNICATIONS EQUIPMENT 4.3%
   Harman International              70,000      3,504
   Harris                            34,000      1,556
                                              --------
                                                 5,060
                                              --------
COMPUTERS & SERVICES 10.9%
   MAPICS*                          342,400      4,451
   Marcam Solutions*                171,200      1,626
   Policy Management Systems*        50,500      3,140
   SunGard Data Systems*            150,000      3,638
                                              --------
                                                12,855
                                              --------
ENTERTAINMENT 5.6%
   Genting Berhad, ADR              450,000      1,400
   King World Productions*          120,000      5,190
                                              --------
                                                 6,590
                                              --------
FOOD, BEVERAGE & TOBACCO 3.2%
   RJR Nabisco                       60,000      2,063
   United Biscuits Holdings, ADR    500,000      1,635
                                              --------
                                                 3,698
                                              --------
INSURANCE 2.4%
   Cincinnati Financial              35,000      2,870
                                              --------
MACHINERY 3.0%
   Pall                             165,000      3,558
                                              --------
MEASURING DEVICES 1.4%
   Wheelabrator Technologies        100,000      1,600
                                              --------

                                                  Market
                                                  Value
                                      Shares      (000)
--------------------------------------------------------
MEDICAL PRODUCTS & SERVICES 9.8%
   Mallinckrodt                      40,000    $ 1,440
   Medpartners*                     414,850      8,893
   Oncor*                           238,000      1,190
                                              --------
                                                11,523
                                              --------
MISCELLANEOUS BUSINESS SERVICES 2.3%
   Advo*                            150,000      2,738
                                              --------
PAPER & PAPER PRODUCTS 1.3%
   Willamette Industries             40,000      1,530
                                              --------
PETROLEUM & FUEL PRODUCTS 5.5%
   Phillips Petroleum                35,000      1,807
   Union Texas Petroleum            120,000      2,820
   USX-Marathon Group                50,000      1,859
                                              --------
                                                 6,486
                                              --------
PRINTING & PUBLISHING 1.3%
   American Greetings, Cl A          40,000      1,475
                                              --------
REAL ESTATE INVESTMENT TRUSTS 4.0%
   Chateau Communities               50,000      1,475
   Manufactured Home
     Communities                     75,000      1,950
   Storage Trust Realty              50,000      1,306
                                              --------
                                                 4,731
                                              --------
RETAIL 5.3%
   Cash America International       150,000      1,688
   Department 56*                    80,000      2,315
   Kroger*                           75,000      2,264
                                              --------
                                                 6,267
                                              --------
RUBBER & PLASTIC 4.7%
   Hanna                            140,000      3,719
   Myers Industries                 113,400      1,871
                                              --------
                                                 5,590
                                              --------
STEEL & STEEL WORKS 1.2%
   Alcan Aluminum                    42,000      1,460
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                     CLOVER FUNDS
September 30, 1997

CLOVER EQUITY                        Shares/      Market
VALUE FUND                        Face Amount     Value
(Concluded)                          (000)        (000)
--------------------------------------------------------
TELEPHONES & TELECOMMUNICATION 12.2%
   COMSAT                            70,000   $  1,667
   Frontier                         415,000      9,545
   MIDCOM Communications*           230,000      1,581
   Sprint                            31,000      1,550
                                              --------
                                                14,343
                                              --------
TRANSPORTATION SERVICES 1.4%
   CSX                               29,000      1,697
                                              --------
WHOLESALE 5.8%
   Avnet                             80,000      5,085
   Supervalu                         45,000      1,766
                                              --------
                                                 6,851
                                              --------
TOTAL COMMON STOCK
   (Cost $95,637)                              113,035
                                              --------

CORPORATE OBLIGATIONS 3.3%
   Canandaigua Wine
     8.750%, 12/15/03                $1,500      1,534
   Tenet Healthcare
     8.000%, 01/15/05                 2,300      2,386
                                              --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $3,752)                                 3,920
                                              --------

CONVERTIBLE BONDS 0.6%
   Meditrust, Convertible to
     27.6396 Shares
     7.500%, 03/01/01                   600        696
                                              --------
TOTAL CONVERTIBLE BONDS
   (Cost $592)                                     696
                                              --------

                                                  Market
                                  Face Amount     Value
                                     (000)        (000)
--------------------------------------------------------
REPURCHASE AGREEMENT 1.8%
   Lehman Brothers,
     5.32%, dated 09/30/97, matures
     10/01/97, repurchase price
     $2,081,684 (collateralized by
     U.S. Treasury Bond, par value
     $1,696,139, 10.00%, matures
     05/15/10: market value
     $2,144,026)                     $2,081   $  2,081
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $2,081)                                 2,081
                                              --------
TOTAL INVESTMENTS 101.6%
   (Cost $102,062)                             119,732
                                              --------
OTHER ASSETS AND LIABILITIES, NET (1.6%)        (1,873)
                                              --------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 6,206,748 outstanding
     shares of beneficial interest              87,501
   Undistributed net investment income              38
   Accumulated net realized gain
     on investments                             12,650
   Net unrealized appreciation
     of investments                             17,670
                                              --------
TOTAL NET ASSETS (100.0%)                     $117,859
                                              ========

   Net Asset Value, Offering and Redemption
     Price Per Share                            $18.99
                                              ========

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

     The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                     CLOVER FUNDS
September 30, 1997
                                                  Market
CLOVER SMALL CAP                                   Value
VALUE FUND                           Shares        (000)
--------------------------------------------------------
COMMON STOCK 98.9%
AGRICULTURE 0.2%
   Cagle's, Cl A                      1,600   $     24
                                              --------
AIR TRANSPORTATION 1.5%
   Mesa Air Group*                   30,000        193
   Tower Air                         10,000         41
                                              --------
                                                   234
                                              --------
APPAREL/TEXTILES 2.5%
   Crown Crafts                       8,000        116
   Designer Holdings Limited*        27,000        263
                                              --------
                                                   379
                                              --------
AUTOMOTIVE 5.5%
   APS Holding, Cl A*                12,500        110
   Arvin Industries                   3,300        130
   Exide                              6,600        150
   Hi-Lo Automotive*                 26,000         91
   Jason*                            14,000        115
   R & B*                             6,400         57
   Republic Automotive Parts*         9,400        160
   Rush Enterprises*                  2,000         19
                                              --------
                                                   832
                                              --------
BEAUTY PRODUCTS 1.9%
   Allou Health & Beauty, Cl A*      12,000         88
   Jean Philippe Fragrances*         19,500        151
   Parlux Fragrances*                15,000         31
   Stephan                            1,500         21
                                              --------
                                                   291
                                              --------
BROADCASTING, NEWSPAPERS & ADVERTISING 8.8%
   Comcast UK Cable Partners
     Limited*                        69,200        709
   Comcast, Special, Cl A             8,300        214
   Four Media*                       15,500        124
   Jones Intercable, Cl A*           12,300        155
   Snyder Communications*             5,016        138
                                              --------
                                                 1,340
                                              --------
CHEMICALS 0.4%
   Triple S Plastics*                 7,500         56
                                              --------

                                                 Market
                                                 Value
                                    Shares       (000)
--------------------------------------------------------
COMMUNICATIONS EQUIPMENT 5.1%
   Aseco*                             9,400   $    161
   California Microwave*              5,500        110
   Performance Technologies*         17,000        329
   TII Industries*                   21,500        173
                                              --------
                                                   773
                                              --------
COMPUTERS & SERVICES 8.6%
   Bell & Howell*                     5,000        162
   Innovex                            4,500        145
   MAPICS*                           22,000        286
   Marcam Solutions*                 11,000        104
   Metatec, Cl A*                    25,300        133
   Santa Cruz Operation*             11,000         61
   StorMedia, Cl A*                  29,500        171
   Trident Microsystems*             14,000        247
                                              --------
                                                 1,309
                                              --------
CONSUMER PRODUCTS 0.8%
   Oil Dri of America                 7,700        130
                                              --------
ENTERTAINMENT 1.6%
   Aztar*                            20,000        147
   Harvey's Casinos Resorts           5,400         95
                                              --------
                                                   242
                                              --------
ENVIRONMENTAL SERVICES 0.5%
   OHM*                               9,900         74
                                              --------
FINANCE 2.5%
   Cash America International        25,500        287
   Ezcorp*                            9,000         93
                                              --------
                                                   380
                                              --------
FOOD, BEVERAGE & TOBACCO 2.1%
   Canandaigua Wine, Cl A*            3,100        146
   Chock Full O'Nuts*                13,100        103
   Imperial Holly                     5,000         70
                                              --------
                                                   319
                                              --------
INSURANCE 2.7%
   Acceptance Insurance*              9,000        236
   LaSalle Re Holdings                4,000        141
   Rightchoice Managed Care*          3,400         35
                                              --------
                                                   412
                                              --------

  The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                    CLOVER FUNDS
September 30, 1997

CLOVER SMALL CAP                                 Market
VALUE FUND                                       Value
(Continued)                          Shares      (000)
-------------------------------------------------------
LEASING & RENTING 0.9%
   Cruise America*                  $17,000   $    136
                                              --------
LEISURE PRODUCTS 3.8%
   GT Bicycles*                      57,100        468
   Riddell Sports*                   21,500        113
                                              --------
                                                   581
                                              --------
LUMBER & WOOD PRODUCTS 1.0%
   Belmont Homes*                    20,000        161
                                              --------
MACHINERY 2.6%
   Daw Technologies*                 35,000         81
   Hardinge                           3,000        103
   NACCO Industries, Cl A               800         94
   Tecumseh Products, Cl A            2,100        117
                                              --------
                                                   395
                                              --------
MARINE TRANSPORTATION 0.5%
   Maritrans                          8,300         80
                                              --------
MEASURING DEVICES 0.5%
   Instron                            3,700         70
                                              --------
MEDICAL PRODUCTS & SERVICES 5.1%
   Mariner Health Group*             10,200        161
   Medpartners*                       4,200         90
   Oncor*                            45,000        225
   Physicians Resource Group*        23,000        260
   Staff Builders*                   20,000         49
                                              --------
                                                   785
                                              --------
METALS & MINING 0.4%
   Southern Peru Copper               3,800         69
                                              --------
MISCELLANEOUS BUSINESS SERVICES 3.1%
   Advo*                             14,700        268
   Franklin Electric Publishing*     15,200        205
                                              --------
                                                   473
                                              --------
PAPER & PAPER PRODUCTS 2.1%
   Continental Can*                   4,700        125
   Paragon Trade Brands*              6,600        123
   Tranzonic                          2,700         79
                                              --------
                                                   327
                                              --------

                                                 Market
                                                  Value
                                     Shares       (000)
-------------------------------------------------------
PETROLEUM & FUEL PRODUCTS 2.1%
   Bellwether Exploration*            8,900   $    125
   HS Resources*                      7,500        129
   Tesoro Petroleum*                  3,300         60
                                              --------
                                                   314
                                              --------
PRECIOUS METALS 2.1%
   Campbell Resources*              200,000        138
   Golden Star Resources*            29,000        187
                                              --------
                                                   325
                                              --------
PRINTING & PUBLISHING 2.6%
   Cadmus Communications              7,900        162
   Norwood Promotional Products*     14,700        232
                                              --------
                                                   394
                                              --------
PROFESSIONAL SERVICES 4.0%
   Baker (Michael)*                  13,800        147
   Children's Discovery Centers*     27,400        212
   Failure Group*                    13,700        103
   Moneygram Payment Systems*         8,500        152
                                              --------
                                                   614
                                              --------
REAL ESTATE INVESTMENT TRUSTS 2.1%
   Home Properties of New York        8,600        224
   Storage Trust Realty               3,800         99
                                              --------
                                                   323
                                              --------
RETAIL 10.9%
   BT Office Products International* 15,000        173
   Building Materials Holding*        6,500         85
   Buttrey Food & Drug Stores*       12,700        148
   Cache*                            46,000        155
   Department 56*                     5,400        156
   Designs*                          15,300         73
   Jacobson Stores                   20,100        231
   Michael Anthony Jewelers*         12,700         41
   Movie Gallery*                     7,500         30
   Multiple Zones*                   28,500        175
   Perfumania*                       23,000         86
   Roadhouse Grill*                  29,000        109
   Service Merchandise*              15,000         62
   Tandycrafts*                      32,200        143
                                              --------
                                                 1,667
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                    CLOVER FUNDS
September 30, 1997

CLOVER SMALL CAP                     Shares/     Market
VALUE FUND                        Face Amount    Value
(Concluded)                          (000)       (000)
------------------------------------------------------
RUBBER & PLASTIC 2.2%
   Myers Industries                  20,000   $    330
                                              --------
SEMI-CONDUCTORS/INSTRUMENTS 3.0%
   Exar*                              6,000        159
   IEC Electronics*                  10,200        200
   Tegal*                            12,700        105
                                              --------
                                                   464
                                              --------
STEEL & STEEL WORKS 0.3%
   Roanoke Electric Steel             2,000         45
                                              --------
TELEPHONES & TELECOMMUNICATION 1.8%
   CoreComm*                          6,000         99
   MIDCOM Communications*            26,500        182
                                              --------
                                                   281
                                              --------
TRUCKING 1.1%
   Celadon Group*                     9,400        136
   Johnstown America Industries*      3,500         30
                                              --------
                                                   166
                                              --------
WHOLESALE 2.0%
   Moore Medical*                     5,000         51
   Nash Finch                         7,000        166
   Patrick Industries                 6,000         92
                                              --------
                                                   309
                                              --------
TOTAL COMMON STOCK
   (Cost $12,138)                               15,104
                                              --------

REPURCHASE AGREEMENT 3.3%
   Lehman Brothers,
     5.32%, dated 09/30/97, matures
     10/01/97, repurchase price
     $508,237 (collateralized by
     U.S. Treasury Bond, par value
     $414,106, 10.00%, matures
     05/15/10: market value
     $523,458)                         $508        508
                                              --------

                                                 Market
                                                 Value
                                                 (000)
-------------------------------------------------------
TOTAL REPURCHASE AGREEMENT
(Cost $508)                                     $  508
                                               -------
TOTAL INVESTMENTS 102.2%
   (Cost $12,646)                               15,612
                                               -------
OTHER ASSETS AND LIABILITIES, NET (2.2%)          (333)
                                               -------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization -- no par value)
     based on 958,307 outstanding
     shares of beneficial interest              11,346
   Accumulated net realized gain
     of investments                                967
   Net unrealized appreciation
     of investments                              2,966
                                               -------
TOTAL NET ASSETS 100.0%                        $15,279
                                               =======

   Net Asset Value, Offering and Redemption
     Price Per Share                            $15.94
                                               =======

* NON-INCOME PRODUCING SECURITY
CL--CLASS


 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                    CLOVER FUNDS
September 30, 1997
                                               Market
CLOVER FIXED                      Face Amount   Value
INCOME FUND                          (000)      (000)
------------------------------------------------------
CORPORATE OBLIGATIONS 55.8%
BEVERAGES 9.5%
   Anheuser Busch
     6.750%, 08/01/03              $    750     $  763
   Bass America
     6.750%, 08/01/99                   450        455
   Canandaigua Wine
     8.750%, 12/15/03                 1,000      1,023
                                              --------
                                                 2,241
                                              --------
ENTERTAINMENT 4.7%
   Mattel
     6.750%, 05/15/00                   350        355
   Walt Disney
     6.375%, 03/30/01                   750        753
                                              --------
                                                 1,108
                                              --------
FINANCE 3.9%
   General Motors Acceptance
     7.750%, 01/15/99                   400        408
   Texaco Capital MTN
     7.342%, 07/15/02                   500        524
                                              --------
                                                   932
                                              --------
FOOD/MISCELLANEOUS 1.1%
   Grand Metropolitan Investment
     6.500%, 09/15/99                   250        252
                                              --------
INDUSTRIAL 0.8%
   Masco
     6.125%, 09/15/03                   200        195
                                              --------
MEDICAL PRODUCTS & SERVICES 15.0%
   Abbott Laboratories
     5.600%, 10/01/03                   700        674
   Eli Lilly
     6.250%, 03/15/03                   750        746
   Meditrust
     7.000%, 08/15/07                   500        498
   Tenet Healthcare
     8.000%, 01/15/05                 1,100      1,141
   Zeneca Wilmington
     6.300%, 06/15/03                   500        495
                                              --------
                                                 3,554
                                              --------

                                                 Market
                                  Face Amount    Value
                                     (000)       (000)
--------------------------------------------------------
PRINTING & PUBLISHING 6.0%
   Knight-Ridder
     8.500%, 09/01/01               $   750     $  781
   McGraw-Hill
     9.430%, 09/01/00                   600        650
                                              --------
                                                 1,431
                                              --------
RETAIL 2.1%
   Dayton Hudson
     7.500%, 03/01/99                   500        509
                                              --------
UTILITIES 12.7%
   Detroit Edison
     6.560%, 05/01/01                   500        503
   Florida Power & Light
     5.500%, 07/01/99                   800        793
   Northern Illinois Gas
     6.750%, 06/01/02                 1,000      1,015
   Northern States Power
     7.875%, 10/01/01                   650        686
                                              --------
                                                 2,997
                                              --------
TOTAL CORPORATE OBLIGATIONS
   (Cost $13,069)                               13,219
                                              --------

U.S. GOVERNMENT MORTGAGE-BACKED BONDS 16.4%
   FHLMC, Pool # 252641
     8.000%, 07/01/07                    51         53
   FHLMC, Pool # 277449
     8.500%, 09/01/09                    32         32
   FHLMC, REMIC,
     Series 1546, Cl H
     7.000%, 12/15/22                   390        385
   FNMA, Pool # 369214
     5.000%, 04/01/09                   368        344
   FNMA, REMIC,
     Series 1993-118 G
     6.500%, 11/25/06                 1,000      1,007
   FNMA, REMIC,
     Series 1993-95, Cl PE
     6.500%, 10/25/07                   750        754
   FNMA, REMIC,
     Series G93-21, Cl VE
     6.600%, 11/25/07                   184        179

 The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                   CLOVER FUNDS
September 30, 1997

CLOVER FIXED                                    Market
INCOME FUND                       Face Amount   Value
(Concluded)                          (000)      (000)
------------------------------------------------------
 U.S. GOVERNMENT MORTGAGE-BACKED BONDS (CONTINUED)
   GNMA, Pool # 13125
     8.000%, 10/15/06                $   34      $  36
   GNMA, Pool # 187899
     8.000%, 05/15/17                   245        253
   GNMA, Pool # 196477
     10.000%, 04/15/10                   92         99
   GNMA, Pool # 202886
     8.000%, 03/15/17                   226        234
   GNMA, Pool # 221235
     8.500%, 07/15/17                    93         97
   GNMA, Pool # 331786
     8.000%, 08/15/22                   389        402
                                              --------
TOTAL U.S. GOVERNMENT MORTGAGE-BACKED
   BONDS (Cost $3,843)                           3,875
                                              --------
U.S. TREASURY OBLIGATIONS 22.5%
   U.S. Treasury Bonds
     7.500%, 11/15/16                 1,250      1,389
     8.000%, 11/15/21                   750        886
     7.250%, 08/15/22                 1,000      1,092
   U.S. Treasury Notes
     7.250%, 05/15/04                   150        159
     7.500%, 02/15/05                   300        324
     6.500%, 05/15/05                   950        970
     6.500%, 08/15/05                   500        510
                                              --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $5,100)                                 5,330
                                              --------
U.S. GOVERNMENT AGENCY OBLIGATIONS 2.1%
   FNMA, MTN
     6.250%, 01/14/04                   250        244
   Private Export Funding
     6.620%, 10/01/05                   250        252
                                              --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $480)                                     496
                                              --------
CONVERTIBLE BOND 2.8%
   Meditrust, Convertible
     to 27.6396 Shares
     7.500%, 03/01/01                   570        661
                                              --------
TOTAL CONVERTIBLE BOND
   (Cost $574)                                     661
                                              --------
                                                Market
                                  Face Amount   Value
                                     (000)      (000)
------------------------------------------------------
REPURCHASE AGREEMENT 0.9%
   Lehman Brothers,
     5.32%, dated 09/30/97, matures
     10/01/97, repurchase price
     $209,785 (collateralized by
     U.S. Treasury Bond, par value
     $170,929, 10.00%, matures
     05/15/10: market value
     $216,067)                         $210     $  210
                                              --------
TOTAL REPURCHASE AGREEMENT
   (Cost $210)                                     210
                                              --------
TOTAL INVESTMENTS 100.5%
   (Cost $23,276)                               23,791
                                              --------
OTHER ASSETS AND LIABILITIES, NET (0.5%)          (114)
                                              --------

NET ASSETS:
   Portfolio Shares of (unlimited
     authorization -- no par value)
     based on 2,386,625 outstanding
     shares of beneficial interest              23,102
   Undistributed net investment income              18
   Accumulated net realized gain
     on investments                                 42
   Net unrealized appreciation
     of investments                                515
                                              --------
TOTAL NET ASSETS 100.0%                        $23,677
                                              ========

   Net Asset Value, Offering and Redemption
     Price Per Share                             $9.92
                                              ========

CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MTN--MEDIUM TERM NOTE
REMIC--REAL ESTATE MORTGAGE INVESTMENT CONDUIT

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                       CLOVER FUNDS
For the eleven month period ended 9/30/97



                                                          CLOVER EQUITY     CLOVER SMALL CAP       CLOVER FIXED
                                                           VALUE FUND          VALUE FUND           INCOME FUND

---------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends .......................................         $ 1,437            $  38                $   --
   Interest ........................................             688               22                 1,367
---------------------------------------------------------------------------------------------------------------
     Total Investment Income........................           2,125               60                 1,367
---------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ........................             689               67                    91
   Investment Advisory Fee Waiver ..................             (47)             (67)                  (55)
   Reimbursements by Advisor........................              --              (13)                   --
   Administrator Fees ..............................             160               52                    52
   Custodian Fees ..................................               8                4                     6
   Transfer Agent Fees .............................              98               13                    20
   Professional Fees ...............................              40                8                     9
   Trustee Fees ....................................              19                2                     5
   Registration Fees ...............................              27               22                    15
   Pricing Fees ....................................               2               --                     2
   Printing Expense ................................              24                4                     4
   Amortization of Deferred Organizational Costs ...               1               18                     1
   Insurance and Other Fees ........................               4               --                     1
---------------------------------------------------------------------------------------------------------------
     Total Expenses ................................           1,025              110                   151
---------------------------------------------------------------------------------------------------------------
         Net Investment Income (Loss) ..............           1,100              (50)                1,216
---------------------------------------------------------------------------------------------------------------
   Net Realized Gain From Securities Sold ..........          12,612            1,014                    50
   Net Unrealized Appreciation
     of Investment Securities ......................           8,409            2,889                   349
---------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Gain
     on Investments ................................          21,021            3,903                   399
---------------------------------------------------------------------------------------------------------------
   Net Increase in Net Assets Resulting
     From Operations ................................        $22,121           $3,853                $1,615
---------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)

                                                                                          CLOVER EQUITY
                                                                                           VALUE FUND
                                                                                    ------------------------
                                                                                            FOR THE
                                                                                   ELEVEN MONTH    TWELVE MONTH
                                                                                   PERIOD ENDED    PERIOD ENDED
                                                                                      9/30/97        10/31/96
---------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income (Loss) .........................................            $ 1,100          $  911
   Net Realized Gain on Securities Sold .................................             12,612           3,967
   Net Unrealized Appreciation (Depreciation) of
     Investment Securities ..............................................              8,409           5,039
---------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting
       from Operations ..................................................             22,121           9,917
---------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ................................................             (1,119)           (992)
   Realized Capital Gain ................................................             (3,929)         (4,207)
---------------------------------------------------------------------------------------------------------------
     Total Distributions ................................................             (5,048)         (5,199)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ..........................................             28,919          35,078
   Proceeds from Shares Issued in Lieu of
     Cash Distributions .................................................              4,923           5,130
   Cost of Shares Redeemed ..............................................            (18,106)        (11,523)
---------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From
       Capital Share Transactions .......................................             15,736          28,685
---------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets........................................             32,809          33,403
---------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period ................................................             85,050          51,647
     End of Period ......................................................           $117,859(1)      $85,050(1)
===============================================================================================================
Shares Issued and Redeemed:
   Issued ...............................................................              1,714           2,281
   Issued in Lieu of Cash Distributions .................................                297             349
   Redeemed .............................................................             (1,054)           (758)
---------------------------------------------------------------------------------------------------------------
     Net Increase in Share Transactions ..................................               957           1,872
---------------------------------------------------------------------------------------------------------------

(1) Includes undistributed net investment income of $38 and $57 as of 9/30/97 and 10/31/96, respectively.
(2) Includes undistributed net investment income of $18 and $11 as of 9/30/97 and 10/31/96, respectively.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                  CLOVER FUNDS

                       CLOVER SMALL CAP                   CLOVER FIXED
                          VALUE FUND                       INCOME FUND
                   ------------------------         ------------------------
                           FOR THE                          FOR THE
                 ELEVEN MONTH    TWELVE MONTH     ELEVEN MONTH    TWELVE MONTH
                 PERIOD ENDED    PERIOD ENDED     PERIOD ENDED    PERIOD ENDED
                    9/30/97        10/31/96          9/30/97        10/31/96
--------------------------------------------------------------------------------

                  $  (50)            $--            $ 1,216           $ 1,029
                   1,014              67                 50               208

                   2,889              77                349              (166)
--------------------------------------------------------------------------------


                   3,853             144              1,615             1,071
--------------------------------------------------------------------------------


                      --              (4)            (1,209)           (1,030)
                     (60)             --               (204)              (76)
--------------------------------------------------------------------------------

                     (60)             (4)            (1,413)           (1,106)
--------------------------------------------------------------------------------


                   7,760           4,664              7,459             8,594

                      59               3              1,346             1,094
                    (828)           (312)            (5,061)           (4,607)
--------------------------------------------------------------------------------


                   6,991           4,355              3,744             5,081
--------------------------------------------------------------------------------

                  10,784           4,495              3,946             5,046
--------------------------------------------------------------------------------


                   4,495              --             19,731            14,685
                 $15,279          $4,495            $23,677(2)        $19,731(2)
================================================================================
================================================================================

                     604             442                765               877
                       5               1                138               112
                     (65)            (29)              (519)             (471)

--------------------------------------------------------------------------------
                     544             414                384               518
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                                CLOVER FUNDS
For a Share Outstanding Throughout each Period





          Net                  Realized and                                    Net                        Net
         Asset        Net       Unrealized    Distributions  Distributions    Asset                     Assets       Ratio
         Value    Investment     Gains or       from Net        from          Value                      End       of Expenses
       Beginning    Income       (Losses)on    Investment      Capital         End                    of Period    to Average
       of Period    (Loss)      Investments     Income          Gains       of Period  Total Return      (000)     Net Assets
      ----------  ----------  --------------  -------------  -------------  ---------  ------------   ---------   ------------
------------------------
CLOVER EQUITY VALUE FUND
------------------------
1997(1)  $16.20     0.18          3.54            (0.18)        (0.75)        $18.99      23.86%+     $117,859        1.10%*
1996     $15.29     0.19          2.15            (0.22)        (1.21)        $16.20      16.47%      $ 85,050        1.10%
1995     $13.74     0.24          2.46            (0.22)        (0.93)        $15.29      21.25%      $ 51,647        1.10%
1994     $11.94     0.08          2.01            (0.08)        (0.21)        $13.74      17.80%      $ 25,249        1.14%
1993     $10.45     0.10          1.54            (0.10)        (0.05)        $11.94      15.83%      $ 15,070        1.18%
1992(2)  $10.00     0.10          0.44            (0.09)           --         $10.45       5.94%*     $  9,005        1.20%*
---------------------------
CLOVER SMALL CAP VALUE FUND
---------------------------

1997(1)  $10.87    (0.04)         5.24               --         (0.13)        $15.94      48.23%+     $ 15,279        1.40%*
1996(3)  $10.00     0.02          0.88            (0.03)           --         $10.87       8.97%+     $  4,495        1.40%*
------------------------
CLOVER FIXED INCOME FUND
------------------------

1997(1)  $ 9.85     0.54          0.16            (0.54)        (0.09)        $ 9.92       7.43%+     $ 23,677        0.75%*
1996     $ 9.89     0.59          0.01            (0.59)        (0.05)        $ 9.85       6.26%      $ 19,731        0.80%
1995     $ 9.14     0.58          0.77            (0.58)        (0.02)        $ 9.89      15.27%      $ 14,685        0.80%
1994     $10.85     0.57         (0.92)           (0.57)        (0.79)        $ 9.14      (3.54)%      $ 9,762        0.80%
1993     $10.23     0.61          0.72            (0.61)        (0.10)        $10.85      13.40%       $ 7,966        0.78%
1992(2)  $10.00     0.56          0.23            (0.56)           --         $10.23       9.05%*      $ 8,982        0.80%*



                                Ratio of Net
                Ratio of         Investment
  Ratio of Net  Expenses        Income (Loss)
   Investment   to Average       to Average
    Income     Net Assets        Net Assets
   or (Loss)   (Excluding        (Excluding      Portfolio    Average
  to Average   Waivers and       Waivers and     Turnover    Commission
  Net Assets  Contributions)   Contributions)      Rate        Rate(4)
 ------------ --------------   --------------    ---------    ---------




    1.18%*        1.15%*            1.13%*         51.64%      $0.0551
    1.32%         1.21%             1.21%          51.36%      $0.0577
    1.82%         1.20%             1.72%          84.76%        n/a
    0.71%         1.30%             0.55%          58.44%        n/a
    0.89%         1.51%             0.56%          82.51%        n/a
    1.15%*        2.09%*            0.26%*         31.00%        n/a




   (0.64)%*       2.43%*           (1.67)%*        59.03%      $0.0461
   (0.03)%*       5.29%*           (3.92)%*        14.17%      $0.0470




    6.03%*        1.02%*            5.76%*         11.83%        n/a
    6.00%         1.11%             5.69%          24.52%        n/a
    6.13%         1.40%             5.53%          35.84%        n/a
    5.88%         1.46%             5.22%          11.11%        n/a
    5.62%         1.29%             5.11%          68.61%        n/a
    6.28%*        1.76%*            5.32%*        113.00%        n/a


 * Annualized
+  Returns are for the period indicated and have not been annualized.
(1)On June 25, 1997 the Board of Trustees of TIP Funds approved a change in the Clover Funds' fiscal year end from October 31 to September 30, effective September 30, 1997.
(2)The Clover Fixed Income Fund and the Clover Equity Value Fund commenced operations on December 6, 1991.
(3)The Clover Small Cap Value Fund commenced operations on February 28, 1996.
(4)Average commission rate paid per share for the security purchases and sales made during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                                       CLOVER FUNDS
September 30, 1997

1. ORGANIZATION:

TIP FUNDS (the "Trust") is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with twelve portfolios. The financial statements included herein are those of the Clover Equity Value Fund, the Clover Fixed Income Fund, and the Clover Small Cap Value Fund (the "Funds"). The Clover Max Cap Value Fund was not in operation as of September 30, 1997. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

On March 17, 1997 the Board of Trustees of the Advisors' Inner Circle Fund approved a tax-free reorganization for the Funds under which all of the assets and liabilities of the Funds were transferred to the TIP Funds, a Massachusetts' business trust. A shareholder meeting was held on June 17, 1997 at which time this reorganization was approved by the Funds' shareholders. In conjunction with the reorganization, the Funds have changed their fiscal year end from October 31, 1997 to September 30, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of the default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each Fund is calculated on each business day by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding.

     EXPENSES -- Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid quarterly to Shareholders for the Equity Value Fund and the Small Cap Value Fund and declared

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                           CLOVER FUNDS
September 30, 1997

     daily and paid monthly for the Fixed Income Fund. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These classifications have no effect on net assets or net asset value.

     Accordingly, the following amounts were reclassified from undistributed net investment income (loss) to accumulated net realized gain (loss):

         Clover Small Cap Value Fund        $(50)

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH
AFFILIATES:

Organization costs have been capitalized by the Funds and are being amortized over sixty months commencing with the reorganziation. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the period that such Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Certain officers of the Trust are also officers of SEI Fund
Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS:

Prior to June 25, 1997, the Advisors' Inner Circle Trust and the Administrator were parties to an Administration Agreement, under which the Administrator provided management and administrative services for an annual fee of .20% of the average daily net assets of each of the Funds. There was a minimum annual fee of $50,000 per Fund payable to the Administrator for services rendered to the Funds under the Administration Agreement.

As of June 25, 1997 the TIP Trust and the Administrator entered into an agreement under which the Administrator provides management and administrative services for an annual fee of .12% of the average daily net assets of each of the Funds up to $75 million, .10% on the next $75 million, .09% on the next $150 million, .08% on the next $300 million and .075% of such assets in excess of $600 million. There is a minimum annual fee of $75,000 per Fund payable to the Administrator for services rendered to the Funds under The Administration Agreement.

DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend distributing agent for the Funds under a transfer agency agreement with the Trust. The Trust and the Distributor (CCM Securities, Inc.) are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN
AGREEMENTS:

The Trust and Clover Capital Management, Inc. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .74% of the average daily net assets of the Equity Value Fund, .45% of the average daily net assets of the Fixed Income Fund and .85% of the average daily net assets of the

NOTES TO FINANCIAL STATEMENTS (CONTINUED)                           CLOVER FUNDS
September 30, 1997

Small Cap Value Fund. The Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse the expenses of the Funds) in order to limit operating expenses to not more than 1.20% of the average daily net assets for net assets below $20 million and to not more than 1.10% for net assets of $20 million or more for the Equity Value Fund. Operating expenses for the Fixed Income Fund are limited to not more than .80% of the average daily net assets for net assets below $20 million and to not more than .75% for net assets of $20 million or more. Operating expenses for the Small Cap Value Fund are limited to 1.40% of the Portfolio's average daily net assets. Fee waivers and expense reimbursements are voluntarily andmay be terminated at any time.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid in part on the basis of the net assets of the Funds and the cost of transactions. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Funds.

6. INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended September 30, 1997, are as follows
(000):

                    CLOVER        CLOVER        CLOVER
                   EQUITY       SMALL CAP        FIXED
                 VALUE FUND     VALUE FUND    INCOME FUND
                 ----------     ----------    -----------
Purchases
  Government      $    --        $    --         $2,343
  Other            70,539         11,811          5,454
Sales
  Government      $   997        $    --         $  874
  Other            47,289          4,876          1,618

At September 30, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at September 30, 1997 is as follows (000):

                    CLOVER         CLOVER        CLOVER
                    EQUITY        SMALL CAP       FIXED
                  VALUE FUND     VALUE FUND    INCOME FUND
                  ----------     ----------    -----------
  Aggregate
  gross
  unrealized
  appreciation     $19,819       $3,194           $568
  Aggregate
  gross
  unrealized
  depreciation      (2,149)        (228)           (53)
                   -------       ------           ----
  Net unrealized
  appreciation     $17,670       $2,966           $515
                   =======       ======           ====

7. CONCENTRATION OF CREDIT RISK:

The Fixed Income Fund invests primarily in fixed income securities which are rated in the top four rating categories by either Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or if not rated, determined by the Adviser to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

The summary of credit quality rating for securities held by the Fund at September 30, 1997 is as follows:

                    S&P                   MOODY'S
             ----------------       ----------------
Bonds:        AAA       44.5%         Aaa      43.8%
              AA        16.8%         Aa       16.4%
              A         18.0%         A        23.7%
              BBB        7.8%         Baa       7.0%
              BB         4.8%         Ba        4.8%
              B          4.3%         B         4.3%
              NR         3.8%         NR         --
                       ------                 ------
                       100.0%                 100.0%

REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND SHAREHOLDERS
TIP FUNDS

     We have audited the accompanying statements of net assets of the Clover Equity Value Fund, the Clover Small Cap Value Fund, and the Clover Fixed Income Fund as of September 30, 1997, and the related statements of operations, changes in net assets and financial highlights for the eleven-month period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the period ended October 31,1996, and the financial highlights for the periods ended October 31, 1992 through October 31, 1996 for the Clover Equity Value Fund, the Clover Small Cap Value Fund, and the Clover Fixed Income Fund were audited by other auditors whose report dated December 6, 1996 expressed an unqualified opinion on those statements and financial highlights.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clover Equity Value Fund, the Clover Small Cap Value Fund, and the Clover Fixed Income Fund at September 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the eleven-month period then ended, in conformity with generally accepted accounting principles.


Ernst & Young LLP
Philadelphia, Pennsylvania
October 31, 1997

                          NOTICE TO SHAREHOLDERS
                                    OF
                             THE CLOVER FUNDS
                                (UNAUDITED)

For the shareholders that do not have a September 30, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1997 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 1997, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                               (A)                 (B)
                                            LONG TERM           ORDINARY              (C)
                                          CAPITAL GAIN           INCOME              TOTAL
                                          DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           PORTFOLIO                       (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
           ---------                     -------------       -------------      -------------
Clover Equity Value Fund .............         73%                 27%                100%
Clover Small Cap Value Fund ..........          0%                100%                100%
Clover Fixed Income Fund .............         14%                 86%                100%

                                               (D)                 (E)                (F)
                                           QUALIFYING          TAX EXEMPT           FOREIGN
           PORTFOLIO                      DIVIDENDS (1)         INTEREST          TAX CREDIT
           ---------                     -------------       -------------      -------------
Clover Equity Value Fund .............        100%                  0%                  0%
Clover Small Cap Value Fund ..........          0%                  0%                  0%
Clover Fixed Income Fund .............          0%                  0%                  0%


-------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of the portfolio's total distributions.
 ** Items (D), (E) and (F) are based on a percentage of ordinary income distributions of the portfolio.

Trust:
TIP Funds
P.O. Box 419805
Kansas City, MO 64141-6805


Investment Advisor:
Clover Capital Management, Inc.


Distributor:
CCM Securities, Inc.


Administrator:
SEI Fund Resources


Legal Counsel:
Morgan, Lewis & Bockius LLP


Independent Auditors:
Ernst & Young LLP


To open an account,
receive account information,
make inquiries or
request
literature:


1-800-224-6312


                                        ANNUAL
                                        REPORT
                            SEPTEMBER 30, 1997

                                     (LOGO)
                          [GRAPHIC OMITTED]

                        =================================
                            CLOVER EQUITY VALUE FUND
                        =================================
                           CLOVER SMALL CAP VALUE FUND
                        =================================
                            CLOVER FIXED INCOME FUND
                        =================================



               This information must be preceded or accompanied by
                  a current prospectus for each Fund described.